                                                                     EXHIBIT 4.3

                                                               EXECUTION VERSION

                                    INDENTURE

                                     BETWEEN

                         BAY VIEW 2005-LJ-2 OWNER TRUST
                                    AS ISSUER

                                       AND

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                              AS INDENTURE TRUSTEE

                            DATED AS OF JULY 1, 2005

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE.....................     2

   SECTION 1.01    Definitions...........................................     2
   SECTION 1.02    Incorporation by Reference of Trust Indenture Act.....    16
   SECTION 1.03    Rules of Construction.................................    17
   SECTION 1.04    Directions............................................    17

ARTICLE II THE NOTES.....................................................    17

   SECTION 2.01    Form..................................................    17
   SECTION 2.02    Execution, Authentication and Delivery................    18
   SECTION 2.03    Temporary Notes.......................................    18
   SECTION 2.04    Registration; Registration of Transfer and Exchange...    19
   SECTION 2.05    Mutilated, Destroyed, Lost or Stolen Notes............    20
   SECTION 2.06    Payment of Principal and Interest; Defaulted
                   Interest..............................................    21
   SECTION 2.07    Cancellation..........................................    22
   SECTION 2.08    Book-Entry Notes......................................    22
   SECTION 2.09    Notices to Clearing Agency............................    23
   SECTION 2.10    Definitive Notes......................................    23
   SECTION 2.11    Release of Pledged Assets.............................    24
   SECTION 2.12    Tax Treatment.........................................    24
   SECTION 2.13    ERISA.................................................    24
   SECTION 2.14    CUSIP Numbers.........................................    24

ARTICLE III COVENANTS....................................................    24

   SECTION 3.01    Payment of Principal and Interest.....................    24
   SECTION 3.02    Maintenance of Office or Agency.......................    25
   SECTION 3.03    Money for Payments to be Held in Trust................    25
   SECTION 3.04    Existence.............................................    26
   SECTION 3.05    Protection of Trust Estate............................    27
   SECTION 3.06    Opinions as to Pledged Assets.........................    27
   SECTION 3.07    Performance of Obligations; Servicing of Receivables..    28
   SECTION 3.08    Negative Covenants....................................    29
   SECTION 3.09    Annual Statement as to Compliance.....................    30
   SECTION 3.10    Issuer May Consolidate, etc. Only on Certain
                   Conditions............................................    30
   SECTION 3.11    Successor Transferee..................................    32
   SECTION 3.12    No Other Business.....................................    32
   SECTION 3.13    No Borrowing..........................................    32
   SECTION 3.14    Servicer's Obligations................................    32
   SECTION 3.15    Guarantees, Loans, Advances and Other Liabilities.....    32
   SECTION 3.16    Capital Expenditures..................................    33
   SECTION 3.17    Restricted Payments...................................    33
   SECTION 3.18    Notice of Events of Default...........................    33
   SECTION 3.19    Further Instruments and Acts..........................    33

   SECTION 3.20    Compliance with Laws..................................    33
   SECTION 3.21    Amendments of Trust Agreement.........................    33
   SECTION 3.22    Certain Representations, Warranties and Covenants
                   Related to Receivables................................    33

ARTICLE IV SATISFACTION AND DISCHARGE....................................    34

   SECTION 4.01    Satisfaction and Discharge of Indenture...............    34
   SECTION 4.02    Application of Trust Money............................    35
   SECTION 4.03    Repayment of Monies Held by Paying Agent..............    36

ARTICLE V EVENTS OF DEFAULT; REMEDIES....................................    36

   SECTION 5.01    Events of Default.....................................    36
   SECTION 5.02    Rights Upon Event of Default..........................    37
   SECTION 5.03    Collection of Indebtedness and Suits for Enforcement
                   by Indenture Trustee..................................    38
   SECTION 5.04    Remedies..............................................    40
   SECTION 5.05    Optional Preservation of the Receivables..............    41
   SECTION 5.06    Priorities............................................    41
   SECTION 5.07    Limitation of Suits...................................    41
   SECTION 5.08    Unconditional Rights of Noteholders to Receive
                   Principal and Interest................................    42
   SECTION 5.09    Restoration of Rights and Remedies....................    42
   SECTION 5.10    Rights and Remedies Cumulative........................    42
   SECTION 5.11    Delay or Omission Not a Waiver........................    43
   SECTION 5.12    Control by Majority Controlling Noteholders...........    43
   SECTION 5.13    Waiver of Past Defaults...............................    43
   SECTION 5.14    Undertaking for Costs.................................    44
   SECTION 5.15    Waiver of Stay or Extension Laws......................    44
   SECTION 5.16    Action on Notes.......................................    44
   SECTION 5.17    Performance and Enforcement of Certain Obligations....    44

ARTICLE VI THE INDENTURE TRUSTEE.........................................    45

   SECTION 6.01    Duties of Indenture Trustee...........................    45
   SECTION 6.02    Rights of Indenture Trustee...........................    47
   SECTION 6.03    Individual Rights of Indenture Trustee................    49
   SECTION 6.04    Indenture Trustee's Disclaimer........................    49
   SECTION 6.05    Notice of Defaults....................................    49
   SECTION 6.06    Reports by Indenture Trustee to Holders...............    49
   SECTION 6.07    Compensation and Indemnity............................    49
   SECTION 6.08    Replacement of Indenture Trustee......................    50
   SECTION 6.09    Successor Indenture Trustee by Merger.................    51
   SECTION 6.10    Appointment of Co-Indenture Trustee or Separate
                   Indenture Trustee.....................................    52
   SECTION 6.11    Eligibility...........................................    53
   SECTION 6.12    Collateral Agent to Follow Indenture Trustee's
                   Instructions..........................................    53
   SECTION 6.13    Preferential Collection of Claims Against Issuer......    53
   SECTION 6.14    Representations and Warranties of Indenture Trustee...    53

   SECTION 6.15    Disqualification of the Indenture Trustee.............    54
   SECTION 6.16    Waiver of Setoffs.....................................    54
   SECTION 6.17    Control by the Majority Controlling Noteholders.......    54

ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS...............................    54

   SECTION 7.01    Issuer to Furnish Indenture Trustee Names and
                   Addresses of Noteholders..............................    54
   SECTION 7.02    Preservation of Information; Communications to
                   Noteholders...........................................    55
   SECTION 7.03    Reports by Issuer.....................................    55
   SECTION 7.04    Reports by Indenture Trustee..........................    56

ARTICLE VIII DISTRIBUTIONS; STATEMENTS TO THE NOTEHOLDERS................    56

   SECTION 8.01    Lock-Box Account......................................    56
   SECTION 8.02    Collection Account....................................    56
   SECTION 8.03    Collections...........................................    56
   SECTION 8.04    Purchase Amounts......................................    56
   SECTION 8.05    Distributions to Parties..............................    57
   SECTION 8.06    Servicer Advances.....................................    60
   SECTION 8.07    [Reserved]............................................    60
   SECTION 8.08    [Reserved]............................................    61
   SECTION 8.09    Release of Pledged Assets.............................    61
   SECTION 8.10    Opinion of Counsel....................................    61

ARTICLE IX CREDIT ENHANCEMENT............................................    61

   SECTION 9.01    Subordination.........................................    61
   SECTION 9.02    Reserve Account.......................................    61

ARTICLE X SUPPLEMENTAL INDENTURES........................................    63

   SECTION 10.01   Supplemental Indentures Without Consent of
                   Noteholders...........................................    63
   SECTION 10.02   Supplemental Indentures With Consent of Noteholders...    64
   SECTION 10.03   Execution of Supplemental Indentures..................    65
   SECTION 10.04   Effect of Supplemental Indenture......................    66
   SECTION 10.05   Conformity with Trust Indenture Act...................    66
   SECTION 10.06   Reference in Notes to Supplemental Indentures.........    66

ARTICLE XI REDEMPTION OF NOTES...........................................    66

   SECTION 11.01   Redemption............................................    66
   SECTION 11.02   Form of Redemption Notice.............................    66
   SECTION 11.03   Notes Payable on Redemption Date......................    67

ARTICLE XII MISCELLANEOUS................................................    67

   SECTION 12.01   Compliance Certificates and Opinions, etc.............    67
   SECTION 12.02   Form of Documents Delivered to Indenture Trustee......    69
   SECTION 12.03   Acts of Noteholders...................................    70
   SECTION 12.04   Notices, etc., to Indenture Trustee, Issuer and Rating
                   Agencies..............................................    70
   SECTION 12.05   Notices to Noteholders; Waiver........................    71
   SECTION 12.06   Alternate Payment and Notice Provisions...............    72

   SECTION 12.07   Conflict With Trust Indenture Act.....................    72
   SECTION 12.08   Effect of Headings and Table of Contents..............    72
   SECTION 12.09   Successors and Assigns................................    72
   SECTION 12.10   Separability..........................................    72
   SECTION 12.11   Benefits of Indenture.................................    72
   SECTION 12.12   Legal Holidays........................................    72
   SECTION 12.13   Governing Law.........................................    73
   SECTION 12.14   Counterparts..........................................    73
   SECTION 12.15   Recording of Indenture................................    73
   SECTION 12.16   Trust Obligation......................................    73
   SECTION 12.17   No Petition...........................................    73
   SECTION 12.18   Inspection............................................    73
   SECTION 12.19   Limitation of Liability of Owner Trustee..............    74
   SECTION 12.20   No Legal Title in Holders.............................    74
   SECTION 12.21   Sarbanes-Oxley Certifications.........................    74
   SECTION 12.22   Notes are Trust Obligations...........................    74

EXHIBITS

Schedule A    Form of Depository Agreement
Exhibit A-1   Form of Class A-1 Note
Exhibit A-2   Form of Class A-2 Note
Exhibit A-3   Form of Class A-3 Note
Exhibit A-4   Form of Class A-4 Note
Exhibit A-5   Form of Class B Note
Exhibit A-6   Form of Class C Note
Exhibit A-7   Form of Class D Note

CROSS REFERENCE TABLE

Trust Indenture   Indenture
  Act Section      Section
---------------   ---------
310(a)               6.11
310(b)               6.11
310(c)                N/A
311(a)               6.13
311(b)               6.13
311(c)                N/A
312(a)                N/A
312(b)               7.02
312(c)               7.02
313(a)               7.04
313(b)               7.04
313(c)               7.03

Trust Indenture       Indenture
  Act Section          Section
---------------   -----------------
314(a)            7.03
314(b)            3.06
314(c)            2.11, 8.09, 12.01
314(d)            2.11, 8.09, 12.01
314(e)            13.01
314(f)            N/A
315(a)            N/A
315(b)            N/A
315(c)            N/A
315(d)            N/A
315(e)            N/A
316(a)            N/A
316(b)            N/A
316(c)            12.03
317(a)            N/A
317(b)            N/A
318(a)            N/A

     This INDENTURE, dated as of July 1, 2005, is entered into between BAY VIEW 2005-LJ-2 OWNER TRUST, a Delaware statutory trust, as issuer (the "Issuer"), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the "Indenture Trustee").

     Each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders:

                                 GRANTING CLAUSE

     The Issuer hereby Grants to the Indenture Trustee on the Closing Date, on behalf of and for the benefit of the Noteholders without recourse, all of the Issuer's right, title and interest in, to and under, (i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any proceeds from claims and other amounts relating to Insurance Policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle, (iv) any Liquidation Proceeds, (v) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable, (vi) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables, (vii) all documents contained in the Receivable Files relating to the Receivables, (viii) all monies paid on the Receivables, and all monies due thereon after the Cut-off Date, (ix) the rights of the Transferor pursuant to the Purchase Agreement and the rights of the Issuer pursuant to the Trust Agreement and the Transfer and Contribution Agreement, including without limitation, a direct right to cause BVAC to purchase Receivables from the Transferor upon the occurrence of a breach of any of the representations and warranties contained in Section 3.02 of the Purchase Agreement or the failure of BVAC to timely comply with its obligations pursuant to Section 5.06 of the Purchase Agreement and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables and such other property so transferred) of any of the foregoing. Such property described in the preceding sentence, together with the following other property: (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account, the Reserve Account and the Lock-Box Account; (b) the funds deposited in and financial assets credited to and from time to time on deposit in such accounts; and (c) all Eligible Investments and other securities, instruments and other investments purchased from such funds, shall hereinafter be referred to as the "Pledged Assets" all of which the Issuer hereby Grants to the Indenture Trustee on the Closing Date, on behalf of and for the benefit of the Noteholders without recourse. The Issuer does not convey to the Indenture Trustee, and the Pledged Assets do not include, any interest in any contracts with Dealers related to any "dealer reserve" or any rights to the recapture of any dealer reserve with respect to such Receivables.

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction (except as provided herein with respect to the subordination of the (i) principal payments in respect of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes to the Class A-1 Notes after acceleration of the Notes following a payment default,
(ii) Class B Notes to the Class A Notes, (iii) the Class C Notes to both of the Class B Notes and the

Class A Notes, and (iv) the Class D Notes to each of the Class C Notes, the Class B Notes and the Class A Notes), and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

     The Indenture Trustee, as Indenture Trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders may be adequately and effectively protected.

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.01 DEFINITIONS.

          (a) Except as otherwise specified herein or as the context may otherwise require, (i) capitalized terms that are used herein that are not otherwise defined herein shall have the meanings assigned to them in the Trust Agreement (as defined below) and (ii) the following terms have the respective meanings set forth below for all purposes of this Indenture.

          "Act" shall have the meaning specified in Section 12.03(a) hereof.

          "Authorized Officer" means, with respect to the Issuer, the Owner Trustee and the Servicer, any officer of the Issuer, the Owner Trustee or the Servicer, as applicable, or agent acting pursuant to a power of attorney, with respect to the Back-up Servicer, any officer or agent of the Back-up Servicer, in each case who is identified on the list of Authorized Officers delivered to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on a list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          "Book-Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.08 hereof.

          "BVAC" means Bay View Acceptance Corporation, a Nevada corporation, and its successors.

          "Certificate Balance" means, as of any date of determination, the Initial Certificate Principal Balance minus all payments of Certificate Monthly Principal actually distributed to the Certificateholders as of such date of determination.

          "Certificate Monthly Interest" means, for any Payment Date, the product of (x) one twelfth of the Certificate Pass-Through Rate or, in the case of the first Payment Date, 27/360 and (y) the Certificate Balance as of the immediately preceding Payment Date (after giving effect to any payments of Certificate Monthly Principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the Closing Date.

          "Certificate Monthly Principal" means that portion of Monthly Principal to be paid to the Certificateholders on each Payment Date in accordance with Section 8.05 hereof.

          "Certificate Pass-Through Rate" means the per annum rate set forth in the Certificate Purchase Agreement.

          "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated July 28, 2005, among BVAC, the Transferor and J.P. Morgan Securities Inc. relating to the purchase by J.P. Morgan Securities Inc. of the Certificates.

          "Certificate Redemption Price" means the sum of (i) the outstanding Certificate Balance and (ii) accrued and unpaid interest on the Certificates at the Certificate Pass-Through Rate.

          "Certificateholders' Principal Distribution Amount" means, as of any Payment Date, the excess (if any) of (A) the Target Principal Distribution Amount over (B) the Noteholder Principal Distribution Amount.

          "Class" means all Notes whose form is identical except for variation in denomination, principal amount or owner.

          "Class A Monthly Interest" means, for any Payment Date, the sum of Class A-1 Monthly Interest, Class A-2 Monthly Interest, Class A-3 Monthly Interest and Class A-4 Monthly Interest.

          "Class A Monthly Principal" means, for any Payment Date, the sum of Class A-1 Monthly Principal, Class A-2 Monthly Principal, Class A-3 Monthly Principal and Class A-4 Monthly Principal.

          "Class A Note" means a Class A-1 Note, a Class A-2 Note, a Class A-3 Note or a Class A-4 Note.

          "Class A Note Balance" means, for any date of determination, the aggregate of the Class A-1 Note Balance, Class A-2 Note Balance, Class A-3 Note Balance and Class A-4 Note Balance for such date of determination.

          "Class A Noteholder" means a Class A-1 Noteholder, a Class A-2 Noteholder, a Class A-3 Noteholder or a Class A-4 Noteholder.

          "Class A-l Interest Rate" means 3.66400% per annum.

          "Class A-l Monthly Interest" means, (i) for the first Payment Date, the product of (x) one-three hundred sixtieth (1/360th) of the Class A-l Interest Rate, (y) the actual number of days from and including the Closing Date through and including the day before the first Payment Date and (z) the Initial Class A-l Note Balance and (ii) for any subsequent Payment Date, the product of (x) one-three hundred sixtieth (1/360th) of the Class A-l Interest Rate, the (y) actual number of days from and including the previous Payment Date through and including the day before the related Payment Date and (z) the Class A-l Note Balance as of the immediately preceding Payment Date (after giving effect to any payment of Monthly Principal made on such immediately preceding Payment Date).

          "Class A-1 Monthly Principal" means that portion of Monthly Principal to be paid to Class A-1 Noteholders on each Payment Date in accordance with
Section 8.05 hereof.

          "Class A-l Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-l.

          "Class A-l Note Balance" means, as of any date of determination, the Initial Class A-l Note Balance minus all payments of Monthly Principal actually distributed to Class A-l Noteholders as of such date of determination.

          "Class A-1 Noteholder" means the Person in whose name the respective Class A-1 Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class A-1 Note registered in the name of the Issuer, the Transferor, the Servicer or BVAC, or any Person controlling, controlled by, or under common control with the Issuer, the Transferor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

          "Class A-2 Interest Rate" means 4.20% per annum.

          "Class A-2 Monthly Interest" means for any Payment Date, the product of (x) one-twelfth of the Class A-2 Interest Rate or, in the case of the first Payment Date, 27/360 and (y) the Class A-2 Note Balance as of the immediately preceding Payment Date (after giving effect to any payment of Monthly Principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the Closing Date.

          "Class A-2 Monthly Principal" means that portion of Monthly Principal to be paid to Class A-2 Noteholders on each Payment Date in accordance with
Section 8.05 hereof.

          "Class A-2 Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-2.

          "Class A-2 Note Balance" means, as of any date of determination, the Initial Class A-2 Note Balance minus all payments of Monthly Principal actually distributed to Class A-2 Noteholders as of such date of determination.

          "Class A-2 Noteholder" means the Person in whose name the respective Class A-2 Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class A-2 Note registered in the name of the Issuer, the Transferor, the Servicer or BVAC, or any Person controlling, controlled by, or under common control with the Issuer, the

Transferor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

          "Class A-3 Interest Rate" means 4.41% per annum.

          "Class A-3 Monthly Interest" means, for any Payment Date, the product of (x) one twelfth of the Class A-3 Interest Rate or, in the case of the first Payment Date, 27/360 and (y) the Class A-3 Note Balance as of the immediately preceding Payment Date (after giving effect to any payment of Monthly Principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the Closing Date.

          "Class A-3 Monthly Principal" means that portion of Monthly Principal to be paid to Class A-3 Noteholders on each Payment Date in accordance with
Section 8.05 hereof.

          "Class A-3 Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-3.

          "Class A-3 Note Balance" means, as of any date of determination, the Initial Class A-3 Note Balance minus all payments of Monthly Principal actually distributed to Class A-3 Noteholders as of such date of determination.

          "Class A-3 Noteholder" means the Person in whose name the respective Class A-3 Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class A-3 Note registered in the name of the Issuer, the Transferor, the Servicer or BVAC, or any Person controlling, controlled by, or under common control with the Issuer, the Transferor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

          "Class A-4 Interest Rate" means 4.55% per annum.

          "Class A-4 Monthly Interest" means, for any Payment Date, the product of (x) one twelfth of the Class A-4 Interest Rate or, in the case of the first Payment Date, 27/360 and (y) the Class A-4 Note Balance as of the immediately preceding Payment Date (after giving effect to any payment of Monthly Principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the Closing Date.

          "Class A-4 Monthly Principal" means that portion of Monthly Principal to be paid to Class A-4 Noteholders on each Payment Date in accordance with
Section 8.05 hereof.

          "Class A-4 Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-4.

          "Class A-4 Note Balance" means, as of any date of determination, the Initial Class A-4 Note Balance minus all payments of Monthly Principal actually distributed to Class A-4 Noteholders as of such date of determination.

          "Class A-4 Noteholder" means the Person in whose name the respective Class A-4 Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class A-4 Note registered in the name of the Issuer, the Transferor, the Servicer or BVAC, or any Person controlling, controlled by, or under common control with the Issuer, the Transferor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

          "Class B Interest Rate" means 4.78% per annum.

          "Class B Monthly Interest" means, for any Payment Date, the product of
(x) one twelfth of the Class B Interest Rate or, in the case of the first Payment Date, 27/360 and (y) the Class B Note Balance as of the immediately preceding Payment Date (after giving effect to any payment of Monthly Principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the Closing Date.

          "Class B Monthly Principal" means that portion of Monthly Principal to be paid to Class B Noteholders on each Payment Date in accordance with Section
8.05 hereof.

          "Class B Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-5.

          "Class B Note Balance" means, as of any date of determination, the Initial Class B Note Balance minus all payments of Monthly Principal actually distributed to Class B Noteholders as of such date of determination.

          "Class B Noteholder" means the Person in whose name the respective Class B Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class B Note registered in the name of the Issuer, the Transferor, the Servicer or BVAC, or any Person controlling, controlled by, or under common control with the Issuer, the Transferor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

          "Class C Interest Rate" means 4.92% per annum.

          "Class C Monthly Interest" means, for any Payment Date, the product of
(x) one twelfth of the Class C Interest Rate or, in the case of the first Payment Date, 27/360 and (y) the Class C Note Balance as of the immediately preceding Payment Date (after giving effect to any payment of Monthly Principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the Closing Date.

          "Class C Monthly Principal" means that portion of Monthly Principal to be paid to Class C Noteholders on each Payment Date in accordance with Section
8.05 hereof.

          "Class C Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-6.

          "Class C Note Balance" means, as of any date of determination, the Initial Class C Note Balance minus all payments of Monthly Principal actually distributed to Class C Noteholders as of such date of determination.

          "Class C Noteholder" means the Person in whose name the respective Class C Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class C Note registered in the name of the Issuer, the Transferor, the Servicer or BVAC, or any Person controlling, controlled by, or under common control with the Issuer, the Transferor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

          "Class D Interest Rate" means 5.27% per annum.

          "Class D Monthly Interest" means, for any Payment Date, the product of
(x) one twelfth of the Class D Interest Rate or, in the case of the first Payment Date, 27/360 and (y) the Class D Note Balance as of the immediately preceding Payment Date (after giving effect to any payment of Monthly Principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the Closing Date.

          "Class D Monthly Principal" means that portion of Monthly Principal to be paid to Class D Noteholders on each Payment Date in accordance with Section
8.05 hereof.

          "Class D Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-7.

          "Class D Note Balance" means, as of any date of determination, the Initial Class D Note Balance minus all payments of Monthly Principal actually distributed to Class D Noteholders as of such date of determination.

          "Class D Noteholder" means the Person in whose name the respective Class D Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class D Note registered in the name of the Issuer, the Transferor, the Servicer or BVAC, or any Person controlling, controlled by, or under common control with the Issuer, the Transferor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

          "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Collateral Agent" means JPMorgan Chase Bank, National Association, in its capacity as collateral agent under this Indenture and its successors and assigns hereunder.

          "Controlling Class" means, with respect to any Notes Outstanding, the Class A Notes (voting together as a single class) so long as any Class A Notes are Outstanding, and thereafter the Class B Notes so long as any Class B Notes are Outstanding, and thereafter the Class C Notes so long as any Class C Notes are Outstanding, and thereafter the Class D Notes so long as any Class D Notes are Outstanding (excluding, in each case, Notes held by the Servicer or any of its Affiliates).

          "Corporate Trust Office" means the corporate trust office of the Indenture Trustee, which at time of execution of this Indenture is 600 Travis St., 9th Floor, Houston, Texas 77002, Attention: Structured Finance - Bay View 2005-2 or at such other address as the Indenture Trustee may designate from time to time by notice the Noteholders, the Servicer, the Back-up Servicer and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

          "Cram Down Loss" means, for any Receivable (other than a Charged-Off Receivable), if a court of appropriate jurisdiction in an insolvency proceeding issues a ruling that reduces the amount owed on the Receivable or otherwise modifies or restructures the scheduled payments to be made on the Receivable, an amount equal to the Principal Balance of the Receivable immediately prior to the order minus the Principal Balance of the Receivable as so reduced, modified or restructured.

          "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

          "Definitive Notes" shall have the meaning specified in Section 2.08 hereof.

          "Depository Agreement" means the agreement dated the Closing Date among the Issuer, the Indenture Trustee and DTC, as the initial Clearing Agency, relating to the Notes, substantially in the form attached hereto as Schedule A.

          "Determination Date" means, for each Collection Period, the seventeenth calendar day of the immediately succeeding month or if such day is not a Business Day, the next following Business Day.

          "Draw Date" means a date no later than the third Business Day prior to each Payment Date.

          "DTC" means The Depository Trust Company, a New York corporation.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Event of Default" shall have the meaning specified in Section 5.01(a) hereof.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Executive Officer" means, with respect to any corporation or bank, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation or bank; and with respect to any partnership, any general partner thereof.

          "Final Maturity Date" means the July 2006 Payment Date with respect to the Class A-l Notes, the December 2008 Payment Date with respect to the Class A-2 Notes, the July 2010 Payment Date with respect to the Class A-3 Notes, the February 2014 Payment Date with respect to the Class A-4 Notes, the February 2014 Payment Date with respect to the Class B Notes, the February 2014 Payment Date with respect to the Class C Notes and the February 2014 Payment Date with respect to the Class D Notes.

          "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Pledged Assets or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Pledged Assets and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring a Proceeding in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

          "Indebtedness" means, with respect to any Person at any time, (i) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (ii) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (iii) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (iv) obligations issued for or liabilities incurred on the account of such Person;
(v) obligations or liabilities of such Person arising under acceptance facilities; (vi) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (vii) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; provided that the amount of such Indebtedness if not so assumed shall in no event be deemed to be greater than the fair market value from time to time (as reasonably determined in good faith by the Issuer) of the property subject to such lien; or (viii) obligations of such Person under any interest rate or currency exchange agreement.

          "Indenture" means this Indenture, as amended or supplemented from time to time.

          "Indenture Trustee" means JPMorgan Chase Bank, National Association, a national banking association, as the Indenture Trustee under this Indenture and its permitted successors and assigns.

          "Independent" when used with respect to any specified Person, means such a Person who (i) is in fact independent of the Issuer, the Transferor and any of their respective Affiliates, (ii) is not a director, officer or employee of the Issuer, the Transferor or any of their respective Affiliates, (iii) is not a person related to any officer or director of the Issuer, the Transferor or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of the Issuer, the Transferor or any of their respective Affiliates, and (v) is not connected with the Issuer, the Transferor or any of their respective Affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01 hereof, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of Independent in this Indenture and that the signer is Independent within the meaning thereof.

          "Initial Certificate Principal Balance" means $4,646,207.50.

          "Initial Class A-1 Note Balance" means $23,800,000.

          "Initial Class A-2 Note Balance" means $63,600,000.

          "Initial Class A-3 Note Balance" means $48,500,000.

          "Initial Class A-4 Note Balance" means $25,550,000.

          "Initial Class B Note Balance" means $7,420,000.

          "Initial Class C Note Balance" means $6,040,000.

          "Initial Class D Note Balance" means $6,040,000.

          "Insurance Policies" means any physical damage, credit life and credit accident and health insurance policies or certificates or any vendor's single interest physical damage insurance policy relating to the Receivables, the Financed Vehicles or the Obligors.

          "Issuer" means Bay View 2005-LJ-2 Owner Trust as the issuer of the Notes under this Indenture and its permitted successors and assigns.

          "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by an Authorized Officer and delivered to the Indenture Trustee.

          "Majority Controlling Noteholders" means, as of any date of determination, the Holders holding in the aggregate 50% or more of the outstanding Note Balance of the Controlling Class as of such date.

          "Majority Noteholders" means, as of any date of determination, the Holders holding the aggregate 50% or more of the outstanding Note Balance of the Notes as of such date, determined as a single class.

          "Monthly Interest" means, with respect to any Payment Date, the sum of Class A Monthly Interest, Class B Monthly Interest, Class C Monthly Interest and Class D Monthly Interest.

          "Monthly Principal" means for any Payment Date, the sum of the principal paid in respect of the Notes and/or the Certificate, as appropriate.

          "Note" means a Class A-1 Note, a Class A-2 Note, a Class A-3 Note, a Class A-4 Note, a Class B Note, a Class C Note and a Class D Note.

          "Note Balance" means the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance, the Class A-4 Note Balance, the Class B Note Balance, the Class C Note Balance or the Class D Note Balance or the sum of such Note Balances, depending upon the context. When the term "Note Balances" is used herein with respect to an issue relating to direction of, the consent of or voting of Noteholders, such term shall refer only to the classes of Notes then Outstanding.

          "Noteholder" means any Holder of a Note.

          "Noteholder List" has the meaning specified in Section 7.01 hereof.

          "Noteholders Calculated Principal Distribution Amount" means the excess (if any) of the aggregate Note Balance as of the immediately prior Payment Date (after giving effect to any payments on the Notes on such Payment
Date) over the lesser of (A)(i) 94.25% of the Pool Balance as of the end of the Collection Period related to the Payment Date upon which the determination is made plus (ii) $3,247,933.63 and (B) the excess (if any) of (i) the Pool Balance as of the end of the Collection Period related to the Payment Date upon which the determination is made over (ii) $1,391,971.56.

          "Noteholders Principal Distribution Amount" means, on any Payment Date, the lesser of the Noteholders Calculated Principal Distribution Amount and the Target Principal Distribution Amount; provided, that (a) if on the related Payment Date the Reserve Account Condition is not satisfied then the Noteholders Principal Distribution Amount on such Payment Date shall equal the Target Principal Distribution Amount for such Payment Date, (b) if on the related Payment Date the Class A-1 Notes remain outstanding, then the Noteholders Principal Distribution Amount on such Payment shall equal the lesser of (i) the greater of (x) the Noteholders Calculated Principal Distribution Amount for such Payment Date and (y) the aggregate Outstanding Class A-1 Note Balance as of such Payment Date and (ii) the Target Principal Distribution Amount for such Payment Date and (c) on or after the final maturity date for any Class of Notes, the Noteholders Principal Distribution Amount will equal at least the amount needed to repay the principal amount of that Class of Notes in full.

          "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Note Redemption Price" means an amount equal to the sum of: (i) the aggregate Note Balance plus (ii) accrued and unpaid interest on the Notes at the respective interest rates of each class of Notes being so redeemed through the end of the related Collection Period.

          "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04 hereof.

          "Officer's Certificate" means a certificate signed by an Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01 hereof, and delivered to, the Indenture Trustee.

          "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Transferor or the Issuer and who shall be satisfactory to the Indenture Trustee, and which shall comply with any applicable requirements of
Section 12.01 hereof.

          "Outstanding" or "Outstanding Notes" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

               (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee, has been made); and

               (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, however, that in determining whether the Holders of the requisite Outstanding Note Balance have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, the Transferor, BVAC, any other obligor upon the Notes, or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible

     Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, the Transferor, BVAC, any other obligor upon the Notes, or any of their respective Affiliates.

          "Owner Trustee" means Wilmington Trust Company, acting not in its individual capacity but solely as owner trustee under the Trust Agreement on behalf of the Trust.

          "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.11 hereof and is authorized by the Issuer to make the distributions from the Collection Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

          "Plan" means any Person that is (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code or (iii) an entity whose underlying assets include assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity.

          "Pledged Assets" has the meaning provided in the Granting Clause of this Indenture.

          "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 hereof in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

          "Principal Balance" means, for any Receivable as of any date,

               (1) the Amount Financed

          minus

               (2) the sum, without duplication, of

                    (a) that portion of all Scheduled Receivable Payments received on or prior to such day allocable to principal;

          plus

                    (b) any portion refunded to obligors of extended warranty protection plan costs, or of physical damage, credit life, or disability insurance premiums included in the Amount Financed;

          plus

                    (c) any payment of the purchase amount with respect to the Receivable allocable to principal;

          plus

                    (d) the principal portion of any Modified Schedule Receivable Payments received on or prior to such day;

          plus

                    (e) any prepayment in full or any partial prepayments applied to reduce the principal balance of the Receivable;

          plus

                    (f) the amount of any Cram Down Loss;

provided, however, that any Charged-off Receivable or Purchased Receivable will have a Principal Balance of zero as of the last day of the Collection Period in which such Receivable was charged-off or repurchased, as applicable.

          "Principal Payment Sequence" means the order in which payments in respect of Outstanding principal of the Notes shall be distributed among the Noteholders pursuant to Section 8.05(a)(viii) which shall be:

               1. to the Class A-1 Noteholders until the Class A-1 Note Balance has been reduced to zero;

               2. to the Class A-2 Noteholders until the Class A-2 Note Balance has been reduced to zero;

               3. to the Class A-3 Noteholders until the Class A-3 Note Balance has been reduced to zero;

               4. to the Class A-4 Noteholders until the Class A-4 Note Balance has been reduced to zero;

               5. to the Class B Noteholders until the Class B Note Balance has been reduced to zero;

               6. to the Class C Noteholders until the Class C Note Balance has been reduced to zero; and

               7. to the Class D Noteholders until the Class D Note Balance has been reduced to zero.

          "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

          "Rating Agency Condition" means, with respect to any action, that (i) Moody's shall have been given ten Business Days (or such shorter period as is acceptable to, or such longer period as may be required by Moody's) prior notice thereof and that Moody's shall have notified the Transferor, the Servicer and the Issuer in writing that such action will not result in a qualification, reduction or withdrawal of its then-current rating of any Class of Notes and
(ii) Standard & Poor's shall have been given ten Business Days (or such shorter period as is acceptable to, or such longer period as may be required by Standard & Poor's) prior notice thereof and copies of all documentation relating to the event requiring such Rating Agency Condition and that Standard & Poor's shall have notified the Transferor, the Servicer and the Issuer in writing that such action will not result in a qualification, reduction or withdrawal of its then-current rating of any Class of Notes.

          "Rating Event" means the qualification, reduction or withdrawal by either Rating Agency of its then-current rating of any Class of Notes.

          "Record Date" means, with respect to a Payment Date or Redemption Date, the close of business on the last day of the related Collection Period.

          "Recoveries of Advances" means, for any Collection Period, all payments received by the Servicer by or on behalf of Obligors (other than Obligors with respect to Defaulted Receivables and excluding reimbursements of Outstanding Advances on Defaulted Receivables pursuant to Section 8.05(a)(ii) or
Section 8.05(g)(ii) hereof) during such Collection Period representing recoveries of Interest Shortfalls for which Advances were made for prior Collection Periods.

          "Redemption Date" means the Payment Date specified by the Servicer or the Issuer pursuant to Section 11.01 hereof.

          "Redemption Price" means an amount equal to the fair market value of the Receivables, but not less than the sum of: (i) the Certificate Redemption Price plus (ii) the Note Redemption Price plus (iii) all amounts then due and owing to the Servicer, the Back-up Servicer, the Collateral Agent, the Indenture Trustee and the Owner Trustee.

          "Reserve Account Condition" means, for any Payment Date, a condition that is satisfied if the amount on deposit in the Reserve Account is equal to or greater than the Specified Reserve Account Balance after giving effect to all distributions to be made on such Payment Date. Once tested on a given Payment Date, the Reserve Account Condition shall be either satisfied or not satisfied, given the results of such test on such Payment Date, until retested on the immediately succeeding Payment Date.

          "Responsible Officer" means, when used with respect to the Indenture Trustee, the officer within the corporate trust department of the Indenture Trustee having direct responsibility for the administration of this Indenture.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Servicer Default" means an Event of Servicer Default under the Trust Agreement.

          "Specified Reserve Account Balance" means, for any Payment Date, the lesser of (a) $3,247,933.63 and (b) the sum of the aggregate Outstanding Note Balance and the Certificate Balance as of the immediately preceding Payment Date.

          "State" means any one of the 50 states of the United States or the District of Columbia.

          "Target Principal Distribution Amount" means, on any Payment Date, the excess (if any) of (A) the aggregate Note Balance plus the Certificate Balance as of the immediately prior Payment Date (after giving effect to any payments on the Notes and distributions on the Certificates on such Payment Date) over (B) the Pool Balance as of the end of the most recently ended Collection Period.

          "Termination Date" means the date on which the Indenture Trustee shall have received payment and performance of all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes.

          "Transferor" means Bay View Deposit Corporation, a Delaware corporation, in its capacity as the seller of the Receivables under the Trust Agreement.

          "Trust Agreement" means the Trust and Servicing Agreement, dated as of the date hereof, between the Transferor, the Servicer, the Back-up Servicer, the Indenture Trustee and the Owner Trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force on the date hereof, unless otherwise specifically provided.

          "United States" means the United States of America.

     SECTION 1.02 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

          "Commission" means the Securities and Exchange Commission.

          "Indenture Securities" means the Notes.

          "Indenture Security Holder" means a Noteholder.

          "Indenture to be Qualified" means this Indenture.

          "Indenture Trustee" or "Institutional Trustee" means the Indenture Trustee.

          "Obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     SECTION 1.03 RULES OF CONSTRUCTION. Unless the context otherwise requires:

               (i) a term has the meaning assigned to it;

               (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

               (iii) "or" is not exclusive;

               (iv) "including" means including without limitation;

               (v) words in the singular include the plural and words in the plural include the singular;

               (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

               (vii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; Section, subsection and Schedule references contained in this Indenture are references to Sections, subsections and Schedules in or to this Indenture unless otherwise specified.

     SECTION 1.04 DIRECTIONS. Any direction required to be given by the Noteholders shall be given hereunder by the Majority Controlling Noteholders.

                                   ARTICLE II

                                    THE NOTES

     SECTION 2.01 FORM.

          (a) The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes, the Class C Notes and Class D Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6 and A-7 to this Indenture with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          (b) The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          (c) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in the exhibits hereto are part of the terms of this Indenture.

     SECTION 2.02 EXECUTION, AUTHENTICATION AND DELIVERY.

          (a) The Notes shall be executed on behalf of the Issuer by the Owner Trustee, as provided herein. The signature of any such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          (b) The Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver for original issue Notes in the amount of the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance, the Initial Class B Note Balance, the Initial Class C Note Balance and the Initial Class D Note Balance. The aggregate principal amount of the Notes outstanding at any time may not exceed such respective amounts, except as otherwise provided in Section 2.05 hereof. Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof, except that one Note of each Class may be issued in a different denomination.

          (c) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for in the forms of Notes attached as exhibits to this Indenture executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 2.03 TEMPORARY NOTES.

          (a) Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

          (b) If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary

Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in
Section 3.02 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like tenor and principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

     SECTION 2.04 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

          (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

          (b) If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

          (c) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02 hereof, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

          (d) At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

          (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          (f) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require.

          (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Sections 2.03 or 10.06 hereof not involving any transfer.

          (h) The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

     SECTION 2.05 MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

          (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

          (b) Upon the issuance of any replacement Note under this Section, the Issuer or the Indenture Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Indenture Trustee and/or the Note Registrar) connected therewith.

          (c) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes. In the case of the registration of transfer of any Note, the Issuer, the Indenture Trustee and any of their respective agents may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any of their respective agents shall be affected by notice to the contrary.

     SECTION 2.06 PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST.

          (a) Each Class of Notes shall accrue interest as provided in this Indenture at the related interest rate for such Class, and such interest shall be payable on each Payment Date as specified herein, subject to Section 3.01 hereof. Interest accrued on any Note but not paid on any Payment Date will be due on the immediately succeeding Payment Date, together with, to the extent permitted by applicable law, interest on such shortfall at the related interest rate. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register or pursuant to written wire instructions acceptable to the Indenture Trustee on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.10 hereof, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date, a Redemption Date or on the related Final Maturity Date, as the case may be (and except for the Redemption Price for any Note called for redemption pursuant to Section 11.01 hereof), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03 hereof.

          (b) The principal of each Note shall be payable on each Payment Date to the extent provided in this Indenture and in the form of the related Note set forth as an Exhibit hereto. Notwithstanding the foregoing, the entire unpaid principal amount of each Class of Notes shall be due and payable, if not previously paid, on the earlier of:

               (i)  the Final Maturity Date of such Class;

               (ii) the Redemption Date; or

               (iii) if an Event of Default shall have occurred and be continuing, the date on which the Majority Controlling Noteholders shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 hereof.

          All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed within five Business Days of such Payment Date (or, in the case of Notes registered in the name of Cede & Co., as nominee of DTC, such notice shall be provided within one Business Day of such Payment Date) or receipt of notice of termination of the Trust pursuant to Section 16.01 of the Trust Agreement and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section
     11.02 hereof. In addition, the Administrator shall notify the Rating Agencies upon the final payment of interest and principal of each Class of Notes, and upon the termination of the Trust, in each case pursuant to the Administration Agreement.

     SECTION 2.07 CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     SECTION 2.08 BOOK-ENTRY NOTES. The Notes, upon original issuance, will be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Issuer (except for any fractional units which cannot be accepted by DTC). Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.10 hereof. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.10 hereof:

               (i) the provisions of this Section shall be in full force and effect;

               (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

               (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

               (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.10 hereof, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

               (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Note Balances, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

     SECTION 2.09 NOTICES TO CLEARING AGENCY. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section
2.10 hereof, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency, and shall have no obligation to the Note Owners.

     SECTION 2.10 DEFINITIVE NOTES.

          (a) If (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the Depository Agreement, and the Administrator or the Indenture Trustee is unable to locate a qualified successor, or (ii) after the occurrence of an Event of Default or a Servicer Default, the Majority Controlling Noteholders advise the Indenture Trustee through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the related Note Owners, then the Indenture Trustee shall notify all Note Owners, through the Clearing Agency, of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Note Registrar of the Note or Notes evidencing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions from the Clearing Agency, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes and deliver such Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of a Class, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders hereunder.

          (b) The Indenture Trustee shall not be liable if the Indenture Trustee or the Administrator is unable to locate a qualified successor Clearing Agency. The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     SECTION 2.11 RELEASE OF PLEDGED ASSETS. Subject to Section 12.01 hereof and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt by the Indenture Trustee of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with Sections 314(c) of the Trust Indenture Act or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the Trust Indenture Act does not require any such Independent Certificates.

     SECTION 2.12 TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, State and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Pledged Assets. The Issuer and the Indenture Trustee, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     SECTION 2.13 ERISA. Each purchaser or transferee of a Note that is a Benefit Plan (as such term is defined in ERISA) shall be deemed to have represented that the relevant conditions for exemptive relief under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23, or other applicable exemption providing substantially similar relief have been satisfied.

     SECTION 2.14 CUSIP NUMBERS. The Issuer in issuing the notes may use "CUSIP" numbers (if then generally in use), and, if so, the Indenture Trustee may use such "CUSIP" numbers in notices of redemption as a convenience to the Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Indenture Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE III

                                    COVENANTS

     SECTION 3.01 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer will duly and punctually pay Monthly Interest and Monthly Principal on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.05 hereof, the Issuer will cause to be distributed the amount of Available Funds on each Payment Date. The Issuer will cause the deposits received on Receivables to be deposited into the Collection Account pursuant to the Trust Agreement for the benefit of the Noteholders to the extent expressly set forth herein or in the other Basic Documents. Amounts properly withheld under the Code by any Person from a payment of interest and/or principal to any Noteholder shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

     SECTION 3.02 MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain or will cause the Administrator or the Indenture Trustee to maintain an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints Corporate Research Solutions, Inc., 1773 Western Avenue, Albany, New York 12203 to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     SECTION 3.03 MONEY FOR PAYMENTS TO BE HELD IN TRUST.

          (a) As provided in Section 9.02 of the Trust Agreement, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

          (b) The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Pledged Assets as provided in this Indenture and the Issuer shall not otherwise be liable for payments on the Notes. No Person shall be personally liable for any amounts payable under the Notes. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this paragraph, the provisions of this paragraph shall control.

          (c) The Indenture Trustee will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons by the Paying Agent or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

     Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer upon receipt of an Issuer Request, and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and by Issuer Order from the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to or for the account of the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     SECTION 3.04 EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, and each other instrument or agreement included in the Pledged Assets.

     SECTION 3.05 PROTECTION OF TRUST ESTATE. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Noteholders to be prior to all other liens in respect of the Pledged Assets, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders, a first lien on and a first priority, perfected security interest in the Pledged Assets. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the initial Servicer and delivered to the Issuer, and will take such other action necessary or advisable to:

               (i) Grant more effectively all or any portion of the Pledged Assets;

               (ii) maintain or preserve the lien and security interest (and the priority thereof) created by this Indenture in favor of the Indenture Trustee for the benefit of the Noteholders to the extent expressly set forth herein or the other Basic Documents, or carry out more effectively the purposes hereof;

               (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iv) enforce the rights of the Indenture Trustee and the Noteholders in any of the Pledged Assets;

               (v) preserve and defend title to the Pledged Assets and the rights of the Indenture Trustee and the Noteholders, in such Pledged Assets against the claims of all persons and parties; or

               (vi) pay all taxes or assessments levied or assessed upon the Pledged Assets when due.

The Issuer hereby designates the Indenture Trustee (without any obligation) its agent and attorney-in-fact to execute and file all financing statements, continuation statements or other instruments required to be executed pursuant to this Section.

     SECTION 3.06 OPINIONS AS TO PLEDGED ASSETS.

          (a) Promptly after the execution and delivery of this Indenture, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel to the effect that, in the opinion of such counsel, either (i) all UCC financing statements and continuation statements have been executed (or otherwise authorized) and filed that are necessary to create and continue the Indenture Trustee's first priority perfected security interest in the Pledged Assets for the benefit of the Noteholders and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest.

          (b) Within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-off Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel, dated as of a date during such 90-day period, to the effect that, in the opinion of such counsel, either (i) all UCC financing statements and continuation statements have been executed (or otherwise authorized) and filed that are necessary to create and continue the Indenture Trustee's first priority perfected security interest in the Pledged Assets for the benefit of the Noteholders and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest.

     SECTION 3.07 PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES.

          (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Pledged Assets or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or expressly provided in the Basic Documents or such other instrument or agreement.

          (b) The Issuer may contract with or otherwise obtain the assistance of other Persons (including, without limitation, the Administrator under the Administration Agreement) to assist it in performing its duties and obligations under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate shall be deemed to be action taken by the Issuer. The Indenture Trustee shall not be responsible for the action or inaction of the Servicer or the Administrator. Initially, the Issuer has contracted with BVAC as the Administrator to assist the Issuer in performing its duties under this Indenture.

          (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Pledged Assets, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Trust Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement, surrender or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the Majority Controlling Noteholders.

          (d) If the Issuer shall have actual knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Indenture Trustee and each Rating Agency thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Trust Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

          (e) Upon the resignation or termination of the Servicer pursuant to Sections 13.05 or 14.01 of the Trust Agreement, the Back-up Servicer shall, subject to the conditions and limitations set forth in the Trust Agreement, automatically become Servicer, unless the Majority Controlling Noteholders direct otherwise, as provided in Section 14.03 of the Trust Agreement.


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
          (f) Upon any termination of the Servicer's rights and powers pursuant to the Trust Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a successor Servicer is appointed, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such successor Servicer.

          (g) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Transferor of their respective duties under the Basic Documents if the effect thereof would adversely affect the Noteholders.

     SECTION 3.08 NEGATIVE COVENANTS. Until the Termination Date, the Issuer shall not:

               (i) except as expressly permitted by the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Pledged Assets, unless directed to do so by the Indenture Trustee;

               (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable State law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Pledged Assets;

               (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Pledged Assets or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien created by this Indenture not to constitute a valid first priority security interest (other than with respect to any such tax, mechanics' or other lien) in the Pledged Assets, or (D) amend, modify or fail to comply with the provisions of the Basic Documents, prior to the Termination Date;

               (iv) engage in any business or activity other than as permitted by the Trust Agreement;

               (v) incur or assume any indebtedness or guarantee any indebtedness of any Person, except for such indebtedness incurred pursuant to Section 3.10 hereof; or

               (vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person, other than in compliance with Section
     3.10 hereof.

     SECTION 3.09 ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Indenture Trustee and the Rating Agencies, on or before April 30 of each year, beginning on April 30, 2006, an Officer's Certificate dated as of December 31 of the preceding year stating, as to the Authorized Officer signing such Officer's Certificate, that:

               (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

               (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     SECTION 3.10 ISSUER MAY CONSOLIDATE, ETC. ONLY ON CERTAIN CONDITIONS.

          (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

               (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall (A) be a Person organized and existing under the laws of the United States or any State, (B) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Basic Document on the part of the Issuer to be performed or observed, all as provided herein, and (C) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified person) shall make all filings, with the Commission ( and any other appropriate Person) required by the Exchange Act in connection with the Notes;

               (ii) immediately after giving effect to such consolidation or merger, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such consolidation or merger;

               (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Servicer to the effect that such consolidation or merger will not have any material adverse tax consequence to the Trust, any Noteholder, any Certificateholder or any Residual Interest Holder;

               (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

               (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been compiled with (including any filings required by the Exchange Act); and

               (vii) the Issuer shall have given the Indenture Trustee written notice of such consolidation or merger at least 20 Business Days prior to the consummation of such action and the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

          (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Pledged Assets, to any Person (except as expressly permitted by the Basic Documents), unless:

               (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Basic Document on the part of the Issuer to be performed or observed, all as provided herein,
     (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

               (ii) immediately after giving effect to such conveyance or transfer, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such conveyance or transfer;

               (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to Servicer to the effect that such conveyance or transfer will not have any material adverse tax consequence to the Trust, any Noteholder, any Certificateholder or any Residual Interest Holder;

               (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

               (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filings required by the Exchange Act); and

               (vii) the Person acquiring by conveyance or transfer the properties or assets of the Issuer has a net worth, immediately after such conveyance or transfer, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

     SECTION 3.11 SUCCESSOR TRANSFEREE.

          (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a) hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a conveyance or transfer of all or substantially all the assets and properties of the Issuer pursuant to Section 3.10(b) hereof, the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee from the Person acquiring such assets and property stating that the Issuer is to be so released.

     SECTION 3.12 NO OTHER BUSINESS. The Issuer shall not engage in (i) any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto or (ii) any other business or activities as contemplated by Section 1.03 of the Trust Agreement.

     SECTION 3.13 NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes and (ii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes shall be used exclusively to fund the Issuer's purchase of the Receivables and the other assets specified in the Trust Agreement and to pay the Issuer's organizational, transactional and start-up expenses.

     SECTION 3.14 SERVICER'S OBLIGATIONS. The Issuer shall cause the Servicer to comply with the Servicer's obligations under the Trust Agreement.

     SECTION 3.15 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by the Trust Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     SECTION 3.16 CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty) other than the purchase of the receivables and related property.

     SECTION 3.17 RESTRICTED PAYMENTS. Except as expressly permitted by the Basic Documents, the Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (A) distributions as contemplated by, and to the extent funds are available for such purpose under, Section 8.05 hereof or the Trust Agreement and (B) payments to the Indenture Trustee and the Owner Trustee pursuant to the Administration Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account or any other Trust Account except in accordance with this Indenture and the other Basic Documents.

     SECTION 3.18 NOTICE OF EVENTS OF DEFAULT. The Issuer agrees to give the Indenture Trustee and each Rating Agency prompt written notice of each Event of Default hereunder (but no later than five (5) days after the Issuer obtains actual knowledge of such Event of Default) and each default on the part of the Servicer, the Back-up Servicer or the Transferor of their respective obligations under the Trust Agreement.

     SECTION 3.19 FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     SECTION 3.20 COMPLIANCE WITH LAWS. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Basic Document.

     SECTION 3.21 AMENDMENTS OF TRUST AGREEMENT. The Issuer shall not agree to any amendment to Section 16.01 of the Trust Agreement to eliminate the requirements thereunder that the Noteholders consent to any amendment to the Trust Agreement to the extent provided therein.

     SECTION 3.22 CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS RELATED TO RECEIVABLES. The Issuer hereby represents and warrants that this Indenture creates a valid and continuing security interest (as defined in the applicable
UCC) in the Receivables in favor of the Indenture Trustee, for the benefit of the Noteholders, which security interest is prior to all other

Liens, and is enforceable as such as against creditors of and purchasers from the Issuer. The Issuer has taken all steps necessary to perfect its security interest against each Obligor in the property securing the Receivables. The Receivables constitute "tangible chattel paper" within the meaning of the applicable UCC. The Issuer owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person. All original executed copies of each written agreement that constitute or evidence the Receivables will be delivered to the Custodian on or prior to the Closing Date. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that includes a description of collateral covering the Receivables other than any financing statement (i) relating to the security interest granted to the Indenture Trustee, for the benefit of the Noteholders, under this Indenture or (ii) that has been terminated. None of the documents that constitute or evidence the Receivables has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than to the Indenture Trustee, for the benefit of the Noteholders, other than certain Receivables that will be re-marked on or prior to the Closing Date to reflect the interests of the Indenture Trustee, for the benefit of the Noteholders, under this Indenture. The representations and warranties contained in this Section 3.22 shall survive the execution and delivery of this Indenture. Compliance with the representations and warranties contained in this Section 3.22 may not be waived without the consent of Standard & Poor's and the Indenture Trustee.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

     SECTION 4.01 SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.02, 3.03, 3.04, 3.05, 3.08, 3.10, 3.12, 3.13, 3.15, 3.16 and 3.18 hereof, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 hereof and the obligations of the Indenture Trustee under Section 4.02 hereof) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, which shall survive the Final Maturity Date of the Notes and extend through any preference period applicable with respect to the Notes or any payments made in respect of the Notes, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

               (A)  Either:

                    1. all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 hereof and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03 hereof) have been delivered to the Indenture Trustee for cancellation; or

                    2. all Notes not theretofore delivered to the Indenture Trustee for cancellation:

                         (i) have become due and payable,

                         (ii) will become due and payable at the respective
               Final Maturity Date of each Class of Notes within one year, or

                         (iii) are to be called for redemption within one year
               under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

     and the Issuer, in the case of clauses (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or Eligible Investments in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Final Maturity Date of the Class D Notes or Redemption Date (if Notes shall have been called for redemption pursuant to Section 11.01 hereof), as the case may be;

               (B) the Issuer has paid or performed or caused to be paid or performed all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes

               (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the Trust Indenture Act or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 12.01(a) hereof and, subject to Section 12.02 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

               (D) upon the satisfaction and discharge of the Indenture pursuant to this Section 4.01, the Indenture Trustee shall deliver to the Owner Trustee a certificate of a Responsible Officer stating (i) that the Noteholders (based on a certificate delivered to the Indenture Trustee by the Issuer) and the Indenture Trustee have been paid all amounts owed to them, and (ii) either (a) stating that to the actual knowledge of such Responsible Officer, the Indenture Trustee has not received written notice of any claims remaining against the Issuer, or (b) stating that the only pending or threatened claims actually known to such Responsible Officer (including contingent and unliquidated claims) are those listed on a schedule to such certificate.

     SECTION 4.02 APPLICATION OF TRUST MONEY. All monies deposited with the Indenture Trustee pursuant to Section 4.01(A)(2) hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Trust Agreement or required by law.

     SECTION 4.03 REPAYMENT OF MONIES HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.03 hereof and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

                                   ARTICLE V

                           EVENTS OF DEFAULT; REMEDIES

     SECTION 5.01 EVENTS OF DEFAULT.

          (a) "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) default in the payment of any interest on any Note when the same becomes due and payable and such default shall continue for a period of five days;

               (ii) default in the payment of any principal of or any installment of the principal of any Class of Notes on the Final Maturity Date for such Class of Notes;

               (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture, in any Basic Document or in any certificate or any other writing delivered pursuant hereto or in connection herewith or therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall (A) materially and adversely affect the rights of the Noteholders and
     (B) continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 60 days after there shall have been given to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by Noteholders evidencing at least 25% of the aggregate Note Balances, a written notice by registered or certified mail, specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

               (iv) the filing of a decree or order for relief by a court having jurisdiction in respect of the Issuer or any substantial part of the Pledged Assets in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Pledged Assets, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

               (v) the commencement by the Issuer of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Pledged Assets, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing;

               (vi) the Issuer becoming taxable as an association (or publicly traded partnership) taxable as a corporation for federal or State income tax purposes; or

               (vii) the Issuer or the Transferor being treated as an investment company pursuant to the Investment Company Act of 1940, as amended.

          (b) The Issuer shall deliver to the Indenture Trustee and the Rating Agencies, within five days after obtaining knowledge of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice or the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

     SECTION 5.02 RIGHTS UPON EVENT OF DEFAULT.

          (a) [RESERVED].

          (b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, and shall if so requested in writing by the Majority Controlling Noteholders, upon prior written notice to each Rating Agency, declare that the entire principal amount of the Notes, together with interest accrued, become immediately due and payable, and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon, shall become immediately due and payable.

          (c) If an Event of Default occurs and the Notes have been accelerated, the Indenture Trustee may exercise any of the remedies specified in Section 5.04(a) hereof. Payments following acceleration of any Notes shall be applied by the Indenture Trustee pursuant to Section 8.05(g) hereof.

          (d) [RESERVED].

          (e) At any time after declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Majority Controlling Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

               (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                    (A) all payments of principal on the Notes and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred, which funds shall be deposited into the Collection Account; and

                    (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses and disbursements of the Indenture Trustee and its agents and counsel, which funds shall be deposited into the Collection Account.

               (ii) all Events of Default, other than the nonpayment of the interest on or the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13 hereof.

     No such rescission shall affect any subsequent default or impair any right consequent thereto.

     SECTION 5.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

          (a) The Issuer covenants that, if the Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rates and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, advances and disbursements of the Indenture Trustee and its agents and counsel. In furtherance of the foregoing, the Issuer hereby irrevocably and unconditionally appoints the Indenture Trustee as the true and lawful attorney-in-fact of the Issuer, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Indenture Trustee as well as in the name, place and stead of the Issuer such acts, things and deeds for or on behalf of and in the name of the Issuer under this Indenture (including specifically under Section 5.04 hereof) and under the Basic Documents which the Issuer could or might do or which may be necessary, desirable or convenient in the Indenture Trustee's sole discretion to effect the purposes contemplated hereunder and under the Basic Documents and, without limitation, following the occurrence of an Event of Default, acting at the instruction or with the consent of the Majority Controlling Noteholders, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Pledged Assets.

          (b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, at the direction of the Majority Controlling Noteholders, as more particularly provided in Section 5.04 hereof, proceed to protect and enforce the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

          (c) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Pledged Assets, Proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or Servicer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all reasonable expenses and liabilities incurred by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial Proceedings relative to the Issuer or the Servicer, or any of their respective creditors and their respective properties; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such

     Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred and all advances made by the Indenture Trustee and each predecessor Indenture Trustee except as a result of willful misconduct, negligence, or bad faith.

          (d) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (e) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the reasonable expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

          (f) In any Proceedings brought by the Indenture Trustee (including any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     SECTION 5.04 REMEDIES.

          (a) If an Event of Default shall have occurred and be continuing and the Notes have been declared due and payable under Section 5.02 hereof, the Indenture Trustee may and (subject to Sections 5.04(b) and 5.05 hereof), shall at the direction of the Majority Controlling Noteholders, take one or more of the following actions as so directed:

               (i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes, under this Indenture or any other Basic Document with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

               (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Pledged Assets;

               (iii) exercise any remedies of a secured party under the applicable UCC and any other remedy available to the Indenture Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee on behalf of the Noteholders under this Indenture or the Notes;

               (iv) sell or otherwise liquidate the Pledged Assets or any portion thereof or rights or interests therein, at one or more public or private sales called and conducted in any manner permitted by law and distribute the proceeds of such sale or liquidation in accordance with the terms of this Indenture; and

               (v) maintain possession of the Pledged Assets.

          (b) Notwithstanding the foregoing, in the event that the Indenture Trustee is acting at the direction of the Majority Controlling Noteholders, the Noteholders shall not have the right to direct the Indenture Trustee or the Servicer to, and neither the Indenture Trustee nor the Servicer shall, liquidate the Pledged Assets in whole or in part unless an Event of Default as specified in Sections 5.01(a)(iv) or (v) hereof shall have occurred and be continuing.

          (c) In determining the sufficiency or insufficiency of the proceeds of a sale or liquidation of the Pledged Assets to pay all amounts required pursuant to Section 5.04(a)(i) hereof, the Indenture Trustee may, but need not, at the sole expense of the Issuer obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Pledged Assets for such purpose.

     SECTION 5.05 OPTIONAL PRESERVATION OF THE RECEIVABLES. If the Notes have been declared to be due and payable under Section 5.02 hereof following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee shall, absent direction to the contrary from the Noteholders pursuant to Section 5.04 hereof, maintain possession of the Pledged Assets.

     SECTION 5.06 PRIORITIES.

          (a) If the Notes have been declared to be due and payable under
Section 5.02 hereof following an Event of Default as set forth in clauses (i) or
(ii) of Section 5.01(a) and such declaration and its consequences have not been rescinded and annulled, any money collected by the Indenture Trustee with respect to the Pledged Assets, the Notes, the Residual Interests or the Certificates pursuant to this Article or otherwise and any money that may then be held or thereafter received by the Indenture Trustee with respect to the Pledged Assets, the Notes, the Residual Interests or the Certificates, shall be applied pursuant to Section 8.05(g) hereof.

          (b) The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

     SECTION 5.07 LIMITATION OF SUITS.

          (a) No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

               (ii) the Holders of not less than 25% of the aggregate Note Balances have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

               (iii) such Holder or Holders have offered to the Indenture Trustee indemnity against reasonable costs, expenses and liabilities to be incurred in complying with such request;

               (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

               (v) no direction inconsistent with such written request shall have been given to the Indenture Trustee during such 60-day period by the Majority Noteholders.

It is understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

          (b) In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Note Balances (voting together as a single class), the Indenture Trustee in its sole discretion may determine that action, if any, shall be taken, notwithstanding any other provisions of this Indenture and any such action shall be binding on all parties.

     SECTION 5.08 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payments of Monthly Interest and Monthly Principal on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 5.09 RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any Noteholder shall have instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     SECTION 5.10 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11 DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article IV or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     SECTION 5.12 CONTROL BY MAJORITY CONTROLLING NOTEHOLDERS. The Indenture Trustee at the direction of the Majority Controlling Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

               (i) such direction shall not be in conflict with any rule of law or with this Indenture;

               (ii) any direction to the Indenture Trustee to sell or liquidate the Pledged Assets shall be subject to the terms of Section 5.04 hereof;

               (iii) the Indenture Trustee may take any other action deemed proper by it that is not inconsistent with such direction; and

               (iv) the Indenture Trustee shall have been provided with indemnification satisfactory to it in connection with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to
Section 6.01 hereof, the Indenture Trustee need not take any action that it determines, in its sole discretion, might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action. The Indenture Trustee shall not be liable for or with respect to any action it takes or omits to take in good faith in accordance with any directions received by it pursuant to this Section 5.12.

     SECTION 5.13 WAIVER OF PAST DEFAULTS.

          (a) Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02 hereof, the Indenture Trustee, at the written direction of the Majority Controlling Noteholders, may, on behalf of all the Holders, waive any past Default and/or Event of Default and its consequences except a Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the written consent of the Holder of each Note, as applicable. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

          (b) Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. Notice of each such waiver shall be provided to the Rating Agencies.

     SECTION 5.14 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, in the manner and to the extent provided by the Trust Indenture Act; but the provisions of this Section shall not apply to (i) any suit instituted by the Indenture Trustee, (ii) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balances or (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

     SECTION 5.15 WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.16 ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Pledged Assets or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.06 hereof.

     SECTION 5.17 PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

          (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Transferor and the Servicer as applicable, of each of their respective obligations to the Issuer under or in connection with the Trust Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Trust Agreement to the extent and in the manner directed by the Indenture Trustee including the transmission of notices of default on the part of the Transferor, the Servicer or the Back-up Servicer thereunder and the institution of legal or administrative actions or Proceedings to compel or secure performance by the Transferor, the Servicer or the Back-up Servicer of each of their respective obligations under the Trust Agreement.

          (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be given in writing and may include a facsimile) of the Majority Controlling Noteholders shall, foreclose upon its security interest in the Issuer's rights under the Trust Agreement and exercise all rights, remedies, powers, privileges and claims of the Issuer against the Transferor or the Servicer under or in connection with the Trust Agreement, including the right or power to take any action to compel or secure performance or observance by the Transferor, the Servicer or the Back-up Servicer of each of their respective obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Trust Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

     SECTION 6.01 DUTIES OF INDENTURE TRUSTEE.

          (a) If an Event of Default shall have occurred and be continuing, and of which the Indenture Trustee shall have actual knowledge, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and with the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge or written notice:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and in the Trust Agreement and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture and the other Basic Documents to which the Indenture Trustee is a party; provided, however, that the

     Indenture Trustee shall not be responsible for the accuracy or content of any of the aforementioned documents and the Indenture Trustee shall have no obligation to verify, re-compute or recalculate any numerical information provided to it pursuant to the Basic Documents.

          (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own bad faith or willful misconduct except that:

               (i) this paragraph does not limit the effect of Section 6.01(b) hereof;

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith (unless it shall be proved that the Indenture Trustee was negligent in ascertaining the facts relevant to its action or inaction).

          (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b) and (c) of this Section.

          (e) The Indenture Trustee shall not be liable for interest on any money received by it.

          (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

          (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the Trust Indenture Act.

          (i) [RESERVED].

          (j) The Indenture Trustee shall not be liable in its individual capacity with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Indenture or at the direction of the Majority Controlling Noteholders, relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising or omitting to exercise any trust or power conferred upon the Indenture Trustee, under this Indenture.

          (k) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Default, Servicer Default or Event of Default unless a Responsible Officer of the Indenture Trustee shall have received written notice thereof. In the absence of receipt of such notice, the Indenture Trustee may conclusively assume that there is no Default, Servicer Default or Event of Default.

          (l) Subject to any express provisions of this Indenture to the contrary, the Indenture Trustee shall have no duty (i) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (ii) to see to any insurance, (iii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Pledged Assets, or (iv) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties.

          (m) Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage regardless of the form of action.

     SECTION 6.02 RIGHTS OF INDENTURE TRUSTEE.

          (a) Except as otherwise provided in the second succeeding sentence, the Indenture Trustee may conclusively rely and shall be protected in acting upon or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note, direction, demand, election or other paper or document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document. Notwithstanding the foregoing, the Indenture Trustee, subject to Section 6.01(b)(ii) hereof upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they comply as to form to the requirements of this Indenture.

          (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

          (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed by the Indenture Trustee with due care.

          (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute negligence, willful misconduct or bad faith.

          (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) Subject to Section 6.01(a) hereof, the Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

          (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Majority Controlling Noteholders; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the reasonable costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action.

          (h) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its willful misconduct, negligence or bad faith in the performance of such act.

          (i) The rights and privileges pertaining to the Indenture Trustee set forth in Sections 6.01 and 6.02 hereof shall apply to the Indenture Trustee in all of the Basic Documents.

          (j) The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee's economic self-interest and which are not contemplated by this Indenture for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Eligible Investments,
(ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Eligible Investments; provided that this Section 6.02(j) shall not entitle the Indenture Trustee or any of its Affiliates to any such additional compensation or permit the payment of any such additional compensation pursuant to Section 8.05 hereof or any other provision of this Indenture unless, in each case, otherwise expressly permitted pursuant to the terms of this Indenture or the Trust Agreement.

     SECTION 6.03 INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee is required to comply with Sections 6.11 and 6.13 hereof.

     SECTION 6.04 INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Pledged Assets or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

     SECTION 6.05 NOTICE OF DEFAULTS. If a Default shall have occurred and be continuing and a Responsible Officer of the Indenture Trustee shall have actual knowledge or shall have received written notice thereof, the Indenture Trustee shall mail to each Noteholder and the Rating Agency notice of the Default within 5 days after such knowledge or notice occurs.

     SECTION 6.06 REPORTS BY INDENTURE TRUSTEE TO HOLDERS. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and State income tax returns.

     SECTION 6.07 COMPENSATION AND INDEMNITY. Pursuant to Section 8.05 hereof, the Indenture Trustee shall receive compensation on each Payment Date for its services, in its capacities as Indenture Trustee and Collateral Agent under the Basic Documents. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. Pursuant to Section
8.05 hereof, the Indenture Trustee shall also be entitled to receive reimbursement for all reasonable out-of-pocket expenses incurred or made by it in its capacities as Indenture Trustee and Collateral Agent, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses and disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall, and shall cause the Administrator to, indemnify the Indenture Trustee and its officers, directors, employees, representatives and agents against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity but failure to do so shall not constitute a waiver of any rights hereunder. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall, or shall cause the Administrator to, defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Administrator to, pay the reasonable fees and expenses of such counsel. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.


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
     The Issuer's obligations to the Indenture Trustee pursuant to this Section shall survive the resignation or removal of the Indenture Trustee and Collateral Agent and the discharge of this Indenture. When the Indenture Trustee incurs reasonable expenses after the occurrence of an Event of Default specified in Sections 5.01(a)(iv) or (v) hereof with respect to the Issuer, such expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law. The Indenture Trustee shall have a lien prior to the Noteholders on the Pledged Assets for amounts due to it under this Section 6.07.

     SECTION 6.08 REPLACEMENT OF INDENTURE TRUSTEE.

          (a) The Indenture Trustee may resign at any time by so notifying the Issuer and the Servicer. The Issuer may, and at the request of the Majority Controlling Noteholders shall, remove the Indenture Trustee if:

               (i) the Indenture Trustee fails to comply with Section 6.11 hereof;

               (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or State banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs, provided any such decree or order shall have continued unstayed and in effect for a period of 30 consecutive days;

               (iii) the Indenture Trustee commences a voluntary case under any federal or State banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

               (iv) the Indenture Trustee otherwise becomes incapable of acting.

          (b) [RESERVED].

          (c) If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee that satisfies either the requirements of Section 6.11 hereof or the Rating Agency Condition.

          (d) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or


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
removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee without any further act, deed or conveyance shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The Issuer or the successor Indenture Trustee shall mail a notice of its succession to Noteholders and the Rating Agencies. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

          (e) If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee gives notice of its intent to resign or is removed, the retiring Indenture Trustee, the Issuer or the Majority Controlling Noteholders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          (f) If the Indenture Trustee fails to comply with Section 6.11 hereof, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

          (g) Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to Section 6.08(d) and payment of all reasonable fees and expenses owed to the outgoing Indenture Trustee. Notwithstanding the replacement of the Indenture Trustee pursuant to Section 6.08, the retiring Indenture Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section
6.07 hereof.

          (h) Any resignation or removal of the Indenture Trustee hereunder shall also result in the resignation or removal of such Person as Collateral Agent in accordance with the same terms and conditions unless otherwise directed by the Majority Controlling Noteholders.

     SECTION 6.09 SUCCESSOR INDENTURE TRUSTEE BY MERGER.

          (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11 hereof. The Indenture Trustee shall provide each Rating Agency prompt notice of any such transaction.

          (b) In case at the time such successor by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor Indenture Trustee hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force and effect of the certificate of the Indenture Trustee pursuant to the Notes or this Indenture.


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
     SECTION 6.10 APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.

          (a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Pledged Assets may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, jointly with the Indenture Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Issuer and the Noteholders and to the extent expressly set forth herein or the other Basic Documents, such title to the Pledged Assets, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under Section 6.11 hereof and no notice to Noteholders or Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of co-appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.


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
          (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate trustee or co-trustee shall not relieve the Indenture Trustee of its obligations and duties under this Indenture.

     SECTION 6.11 ELIGIBILITY. The Indenture Trustee shall at all times satisfy the requirements of Trust Indenture Act Section 310(a) and the Investment Company Act of 1940. The Indenture Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any State, authorized under such laws to exercise corporate trust powers, whose long term unsecured debt is rated at least A2 by Moody's and A by Standard & Poor's and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system to the aggregate combined capital and surplus of which is $50,000,000 and subject to supervision or examination by federal or State authority, provided that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by Section 310 of the Trust Indenture Act. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 6.11, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.11, the Indenture Trustee shall resign immediately in the manner and with the effect specified in
Section 6.08 hereof. The Indenture Trustee shall comply with Trust Indenture Act
Section 310(b); provided, however, that there shall be excluded from the operation of Trust Indenture Act Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in Trust Indenture Act Sections 310(b)(1) are met.

     SECTION 6.12 COLLATERAL AGENT TO FOLLOW INDENTURE TRUSTEE'S INSTRUCTIONS. The Indenture Trustee hereby authorizes the Collateral Agent to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Indenture Trustee may direct and as are specifically authorized to be exercised by the Collateral Agent by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto.

     SECTION 6.13 PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The Indenture Trustee shall comply with Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated.

     SECTION 6.14 REPRESENTATIONS AND WARRANTIES OF INDENTURE TRUSTEE. The Indenture Trustee hereby makes the following representations and warranties on which the Issuer and Noteholders shall rely:

          (a) the Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of its place of organization;

          (b) the Indenture Trustee has full power, authority and legal right to execute, deliver, and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture;

          (c) this Indenture shall have been duly executed and delivered by the Indenture Trustee;

          (d) this Indenture is a legal, valid and binding obligation of the Indenture Trustee enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity; and

          (e) the Indenture Trustee or its appointed agents are licensed and qualified in any state or jurisdiction within the United States of America in which a Receivable is located or is otherwise not required under applicable law to effect such qualification to the extent necessary to ensure its ability to enforce each Receivable.

     SECTION 6.15 DISQUALIFICATION OF THE INDENTURE TRUSTEE. If the Indenture Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, as amended, the Indenture Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by and subject to, the provisions of this Indenture.

     SECTION 6.16 WAIVER OF SETOFFS. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any of the Collection Account, Reserve Account or Lock-Box Account and agrees that amounts in the Collection Account and Lock-Box Account shall at all times be held and applied solely in accordance with the provisions hereof and the Trust Agreement.

     SECTION 6.17 CONTROL BY THE MAJORITY CONTROLLING NOTEHOLDERS. The Indenture Trustee shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Majority Controlling Noteholders, except that if any Event of Default shall have occurred and be continuing, the Indenture Trustee shall act upon and comply with notices and instructions given by the Majority Controlling Noteholders alone in the place and stead of the Issuer.

                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

     SECTION 7.01 ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Indenture Trustee (i) not more than five days after the earlier of (a) each Record Date and (b) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date (the "Noteholder List") and (ii) at such


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
other times as the Indenture Trustee may request in writing, within 15 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such Noteholder List is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such Noteholder List shall be required to be furnished.

     SECTION 7.02 PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS.

          (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section
7.01 hereof and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 hereof upon receipt of a new list so furnished.

          (b) Noteholders may communicate pursuant to Trust Indenture Act
Section 312 (b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of Trust Indenture Act Section 312(c).

     SECTION 7.03 REPORTS BY ISSUER.

          (a) The Issuer shall:

               (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Sections 13 or 15(d) of the Exchange Act;

               (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in Trust Indenture Act
     Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this
     Section 7.03(a) as may be required by rules and regulations prescribed from time to time by the Commission.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.


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
     SECTION 7.04 REPORTS BY INDENTURE TRUSTEE. To the extent that any of the events described in Trust Indenture Act Section 313(a) shall have occurred, the Indenture Trustee shall, within 60 days after each December 15 beginning with December 15, 2006, mail to the Issuer and each Noteholder as required by Trust Indenture Act Section 313(c) a brief report dated as of such date that complies with Trust Indenture Act Section 313(a). The Indenture Trustee also shall comply with Trust Indenture Act Section 313(b). Unless and until Definitive Notes are issued, the Indenture Trustee shall make available any monthly and annual statements concerning the Issuer and the Notes it receives to the nominee of any Clearing Agency.

                                  ARTICLE VIII

                  DISTRIBUTIONS; STATEMENTS TO THE NOTEHOLDERS

     SECTION 8.01 LOCK-BOX ACCOUNT. The Issuer shall cause BVAC, as initial Servicer, to establish the Lock-Box Account as an Eligible Account with the Lock-Box Bank, in accordance with Section 9.01 of the Trust Agreement.

     SECTION 8.02 COLLECTION ACCOUNT. The Issuer shall cause BVAC, as initial Servicer to establish the Collection Account with the Indenture Trustee or another Eligible Bank as a segregated non-interest bearing trust account in the name of the Indenture Trustee for the benefit of the Secured Parties. The amounts in the Collection Account shall be invested upon receipt of written direction from the Servicer (provided that, if the Back-up Servicer is then acting as Servicer, such direction shall be made by the Transferor) in Eligible Investments that mature not later than the Business Day prior to the next succeeding Payment Date and such Eligible Investments shall be held to maturity. The Indenture Trustee (or its custodian) shall (i) maintain possession of any negotiable instruments or securities evidencing Eligible Investments until the time of sale or maturity and each certificated security or negotiable instrument evidencing an Eligible Investment shall be endorsed in blank or to the Indenture Trustee or registered in the name of the Indenture Trustee and (ii) cause any Eligible Investment represented by an uncertificated security to be registered in the name of the Indenture Trustee. Upon termination of this Indenture, the Collection Account and any Eligible Investments will be retitled in the name of the Issuer, and such account shall continue to exist for the benefit of the Certificateholders and Residual Interest Holders until the Issuer is dissolved.

     SECTION 8.03 COLLECTIONS.

     The Indenture Trustee shall review the Servicer's Certificate prepared by the Servicer immediately upon receipt thereof pursuant to Section 8.12 of the Trust Agreement for purposes of making the distributions under Section 8.05 hereof.

     SECTION 8.04 PURCHASE AMOUNTS. Pursuant to the Trust Agreement, the Servicer and the Transferor have agreed to remit to the Collection Account not later than the Determination Date, the aggregate Purchase Amount for such Collection Period pursuant to Sections 7.02 and 8.10 of the Trust Agreement.


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
     SECTION 8.05 DISTRIBUTIONS TO PARTIES.

          (a) On each Payment Date (unless the Notes shall have been declared to be due and payable under Section 5.02 hereof following a payment default), the Indenture Trustee, solely in reliance on the Servicer's Certificate, shall apply or cause to be applied the Available Funds in the Collection Account for the prior Collection Period, (plus any amounts withdrawn from the Reserve Account pursuant to Section 9.02 hereof for application in accordance with the terms hereof), to make the following payments in the listed order of priority:

               (i) the monthly Indenture Trustee Fee (which Indenture Trustee Fee shall not exceed $25,000 in the aggregate per annum) including any overdue monthly Indenture Trustee Fee, to the Indenture Trustee, as well as reasonable expense reimbursements and indemnities owed to the Indenture Trustee and the Collateral Agent (subject to the foregoing limitation);

               (ii) without duplication, an amount equal to the sum of (y) Outstanding Advances on all Receivables that became Charged-off Receivables during the prior Collection Period plus (z) Outstanding Advances which the Servicer determines to be unrecoverable pursuant to Section 9.07(b) of the Trust Agreement, to the Servicer;

               (iii) the monthly Servicing Fee, including any overdue monthly Servicing Fee, to the Servicer, to the extent not previously distributed to the Servicer, the monthly Back-up Servicing Fee, (which Back-up Servicing Fee shall not exceed $10,000 on any one Payment Date) including any overdue monthly Back-up Servicing Fee to the Back-up Servicer to the extent not previously distributed to the Back-up Servicer, the monthly Owner Trustee Fee (which Owner Trustee Fee shall not exceed $10,000 in the aggregate per annum), including any overdue monthly Owner Trustee Fee, to the Owner Trustee, as well as expense reimbursements and indemnities owed to the Servicer, Back-up Servicer and Owner Trustee (subject to the foregoing limitations), and, to any successor Servicer, Transition Costs (which Transition Costs shall not exceed $150,000 in the aggregate without prior written notice to the Rating Agencies), and, to the extent Available Funds are insufficient on any Payment Date to make all such payments, such Available Funds shall be distributed pro rata with respect to the foregoing payments;

               (iv) Class A Monthly Interest (including any past due amounts and interest thereon to the extent permitted by law) ratably to the Class A Noteholders at each class' respective interest rate;

               (v) Class B Monthly Interest (including any past due amounts and interest thereon at the Class B Interest Rate to the extent permitted by law) to the Class B Noteholders;

               (vi) Class C Monthly Interest (including any past due amounts and interest thereon at the Class C Interest Rate to the extent permitted by law) to the Class C Monthly Noteholders;

               (vii) Class D Monthly Interest (including any past due amounts and interest thereon at the Class D Interest Rate to the extent permitted by law) to the Class D Noteholders;

               (viii) the Noteholders Principal Distribution Amount, to the Noteholders in accordance with the Principal Payment Sequence;

               (ix) to the Reserve Account, any remaining Available Funds up to the Specified Reserve Account Balance;

               (x) the Certificateholders' Principal Distribution Amount, to the Certificateholder;

               (xi) to the Certificateholders, Certificate Monthly Interest (including any past due amounts and interest thereon at the Certificate Pass-Through Rate to the extent permitted by law) plus, beginning on the Payment Date occurring in July 2014, the Certificate Principal Balance until the Certificate Principal Balance has been reduced to zero;

               (xii) the Servicing Fee, Back-up Servicer Fee, Indenture Trustee Fee, and Owner Trustee Fee, as well as expense reimbursements and indemnities owed to the Servicer, Back-up Servicer, Indenture Trustee and Owner Trustee and Transition Costs incurred by any successor Servicer (to the extent not paid pursuant to (i) or (iii) above), to the Servicer, Back-up Servicer, Indenture Trustee, Owner Trustee and any successor Servicer, respectively; and

               (xiii) as the Owner Trustee or as the Owner Trustee shall otherwise direct in accordance with the Trust Agreement, for payment to the Residual Interest Holder.

          (b) [RESERVED]

          (c) On each Payment Date, if the Servicer has reported to the Indenture Trustee in the Servicer's Certificate for any Collection Period that an Obligor or an Obligor's representative or successor successfully shall have asserted a claim or defense under bankruptcy law or similar laws for the protection of creditors generally (including the avoidance of a preferential transfer under bankruptcy law) that results in a liability to such Obligor for monies previously collected and remitted to the Indenture Trustee and not otherwise netted against collections pursuant to this Section 8.05, the Indenture Trustee shall make all payments in respect of such claims or defenses out of the amounts on deposit in the Collection Account with respect to such Collection Period before making the distributions required by paragraph (a) of this Section 8.05.

          (d) If the Servicer has failed to provide the Indenture Trustee with Servicer's Certificate contemplated pursuant to Section 9.02(b) hereof, the Indenture Trustee may (but shall have no obligation to) calculate Monthly Interest and Monthly Principal and apply funds, if any, in the Collection Account as of the last day of the Collection Period, to make a distribution of Monthly Interest and Monthly Principal to the Noteholders.


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
          (e) In making such payments under this Section 8.05, the Indenture Trustee shall be entitled to solely rely (without investigation, confirmation or recalculation) upon all information and calculations contained in the Servicer's Certificate delivered to the Indenture Trustee pursuant to Section 8.12 of the Trust Agreement.

          (f) All monthly payments shall be made by wire transfer of immediately available funds (or check, to the extent permitted by Section 2.06(a)) to the Noteholder or Certificateholder of record on the preceding Record Date. Notwithstanding the foregoing, the final payment on the Notes and Certificates shall be made only, with respect to the Notes, against presentation and surrender of the Notes at the office or agency then maintained by the Indenture Trustee in accordance with Section 3.02 hereof and with respect to the Certificates, in accordance with Article XVI of the Trust Agreement.

          (g) If an Event of Default occurs and the Notes have been accelerated, the Indenture Trustee may exercise any of the remedies specified in Section 5.04(a) hereof. Payments after any such acceleration of any Notes following an Event of Default set forth in clauses (i) or (ii) in Section 5.01(a) hereof, including any amounts withdrawn from the Reserve Account by the Indenture Trustee, shall be applied by the Indenture Trustee:

               (i) to pay any unpaid monthly Indenture Trustee Fee and expense reimbursements and indemnities owed to the Indenture Trustee and the Collateral Agent;

               (ii) without duplication, an amount equal to the sum of (y) Outstanding Advances on all Receivables that became Charged-off Receivables during the prior Collection Period plus (z) Outstanding Advances which the Servicer determines to be unrecoverable pursuant to Section 9.07(b) of the Trust Agreement, to the Servicer;

               (iii) the monthly Servicing Fee, including any overdue monthly Servicing Fee, to the Servicer, to the extent not previously distributed to the Servicer, the monthly Back-up Servicing Fee, (which Back-up Servicing Fee shall not exceed $10,000 on any one Payment Date) including any overdue monthly Back-up Servicing Fee to the Back-up Servicer to the extent not previously distributed to the Back-up Servicer, the monthly Owner Trustee Fee (which Owner Trustee Fee shall not exceed $10,000 in the aggregate per annum), including any overdue monthly Owner Trustee Fee, to the Owner Trustee, as well as expense reimbursements and indemnities owed to the Servicer, Back-up Servicer and Owner Trustee (subject to the foregoing limitations), and, to any successor Servicer, Transition Costs (which Transition Costs shall not exceed $150,000 in the aggregate without the prior written notice to the Rating Agencies), and, to the extent Available Funds are insufficient on any Payment Date to make all such payments, such Available Funds shall be distributed pro rata with respect to the foregoing payments;

               (iv) to the Class A Noteholders, accrued interest (including any past due amounts) on each class of Class A Notes on a pro rata basis based on the interest accrued (including interest accrued on past due interest at each class' respective interest rate, to the extent permitted by law) on each class of Class A Notes;


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
               (v) to the Class A-1 Noteholders until the Class A-1 Note Balance has been reduced to zero;

               (vi) to the Class A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders, pro rata, until the Class A-2 Note Balance, the Class A-3 Note Balance and the Class A-4 Note Balance has been reduced to zero;

               (vii) to the Class B Noteholders, to pay accrued interest (including any past due amounts and interest thereon at the Class B Interest Rate to the extent permitted by law) and then principal on the Class B Notes, until the Class B Note Balance has been reduced to zero;

               (viii) to the Class C Noteholders, to pay accrued interest (including any past due amounts and interest thereon at the Class C Interest Rate to the extent permitted by law) and then principal on the Class C Notes, until the Class C Note Balance has been reduced to zero;

               (ix) to the Class D Noteholders, to pay accrued interest (including any past due amounts and interest thereon at the Class D Interest Rate to the extent permitted by law) and then principal on the Class D Notes, until the Class D Note Balance has been reduced to zero;

               (x) to the Certificateholder, to pay principal on the Certificates until the Certificate Principal Balance is reduced to zero;

               (xi) to the Certificateholder, to pay accrued interest (including any past due amounts and interest thereon at the Certificate Pass-Through Rate to the extent permitted by law) on the Certificates;

               (xii) the Servicing Fee, Back-up Servicer Fee, Indenture Trustee Fee, and Owner Trustee Fee, as well as expense reimbursements and indemnities owed to the Servicer, Back-up Servicer, Indenture Trustee and Owner Trustee and Transition Costs incurred by any successor Servicer (to the extent not paid pursuant to (i) or (iii) above), to the Servicer, Back-up Servicer, Indenture Trustee, Owner Trustee and any successor Servicer, respectively; and

               (xiii) to the Owner Trustee or as the Owner Trustee shall otherwise direct in accordance with the Trust Agreement, for payment to the Residual Interest Holder.

     SECTION 8.06 SERVICER ADVANCES. The Servicer is required to make certain Advances pursuant to Section 9.07 of the Trust Agreement. If the Servicer shall determine that an Outstanding Advance with respect to any Receivable shall not be recoverable, the Servicer shall be entitled to reimbursement from any collections made on other Receivables pursuant to Section 8.05(a)(ii) hereof and Outstanding Advances with respect to such Receivable shall be reduced accordingly.

     SECTION 8.07 [RESERVED].


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
     SECTION 8.08 [RESERVED].

     SECTION 8.09 RELEASE OF PLEDGED ASSETS.

          (a) Subject to the payment of its reasonable fees and expenses pursuant to Section 6.07 hereof, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the Lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.07 hereof have been paid, release any remaining portion of the Pledged Assets that secured the Notes from the Lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the Lien of this Indenture pursuant to this Section 8.09(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the Trust Indenture Act) Independent Certificates in accordance with Trust Indenture Act Sections 314(c)(1) and 314(d)(1) meeting the applicable requirements of Section 12.01 hereof.

     SECTION 8.10 OPINION OF COUNSEL. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.09(a) hereof, accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee (and not at the expense of the Indenture Trustee), stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Pledged Assets. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                               CREDIT ENHANCEMENT

     SECTION 9.01 SUBORDINATION. The rights of the Certificateholders and the Residual Interest Holders shall be subordinated to the rights of the Noteholders.

     SECTION 9.02 RESERVE ACCOUNT.

          (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain a segregated trust account with the Indenture Trustee or in the corporate trust


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
department of another Eligible Bank referred to herein as the "Reserve Account", and the Servicer will deposit the Reserve Account Initial Deposit in the Reserve Account pursuant to the terms of the Trust Agreement. The Reserve Account shall be maintained in the name of the Indenture Trustee.

          (b) If on any Payment Date, as set forth in the Servicer's Certificate, the amount of Available Funds is insufficient to make the distributions required by Sections 8.05(a)(i) through (viii) hereof, the Indenture Trustee shall withdraw from the Reserve Account, for deposit in the Collection Account, the amount of such deficiency, up to the amount on deposit in the Reserve Account. If on any Payment Date distributions are to be made pursuant to Section 8.05(g) hereof, the Indenture Trustee shall withdraw from the Reserve Account, for deposit in the Collection Account, the entire amount on deposit in the Reserve Account.

          (c) On each Payment Date, all distributions made pursuant to Sections 8.05(a)(ix) hereof shall be deposited into the Reserve Account.

          (d) If the amount on deposit in the Reserve Account, after giving effect to the distributions set forth in Section 8.05 hereof is greater than the Specified Reserve Account Balance on such Payment Date, the amount of such excess shall be distributed by the Indenture Trustee first to the Certificateholder to pay any Certificate Monthly Interest (including any overdue amounts and interest thereon to the extent permitted by law) and then second to pay any outstanding amounts payable pursuant to clause (xii) of Section 8.05(a) or (g), as applicable, and then third or to the Owner Trustee, or as the Owner Trustee shall direct in writing in accordance with the Trust Agreement, to the Residual Interest Holder. Amounts properly distributed to the Certificateholder, the Owner Trustee or the Residual Interest Holder pursuant to this Section 9.02(d), either directly without deposit in the Reserve Account or from excess amounts in the Reserve Account, shall be deemed released from the security interest of the Indenture Trustee on behalf of the Secured Parties.

          (e) Upon discharge and satisfaction of this Indenture pursuant to
Section 4.01 hereof, amounts remaining in the Reserve Account, after payment of any amounts due and owing to the Noteholders, shall be distributed by the Indenture Trustee first to the Certificateholder until any amounts due or owing thereto by the Issuer have been paid and then second to the Owner Trustee, or as the Owner Trustee shall direct in writing in accordance with the Trust Agreement, to the Residual Interest Holder and such amounts shall not be subject to any claims or rights of any Noteholder.

          (f) The amounts in the Reserve Account shall be invested upon receipt of written direction from the Servicer (provided that, if the Back-up Servicer is then acting as Servicer, such direction shall be made by the Transferor) in Eligible Investments that mature not later than the Business Day prior to the next succeeding Payment Date and such Eligible Investments shall be held to maturity (unless specific written confirmation of a later maturity and/or hold period is obtained from each Rating Agency). The Indenture Trustee (or its custodian) shall (i) maintain possession of any negotiable instruments or securities evidencing Eligible Investments until the time of sale or maturity and each certificated security or negotiable instrument evidencing an Eligible Investment shall be endorsed in blank or to the Indenture


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
Trustee or registered in the name of the Indenture Trustee and (ii) cause any Eligible Investment represented by an uncertificated security to be registered in the name of the Indenture Trustee.

          (g) Provided that investments are made in compliance with the terms of this Indenture and the other Basic Documents, the Indenture Trustee shall not be liable for investments losses, including without limitation, losses incurred as a result of the liquidation at any investment prior to its stated maturity.

                                   ARTICLE X

                             SUPPLEMENTAL INDENTURES

     SECTION 10.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

          (a) Without the consent of the Holders of any Notes but with prior notice to each Rating Agency, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, and the other parties hereto at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien created by this Indenture, or to subject to the lien created by this Indenture additional property;

               (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or the Basic Documents or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially and adversely affect the interests of the Noteholders;

               (vi) to evidence and provide for the acceptance of the appointment hereunder by successor trustee with respect to the Notes and to add to or change any of


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
     the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

               (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the Trust Indenture Act.

     The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with prior notice to each Rating Agency, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, materially or adversely affect the interests of any Noteholder.

     SECTION 10.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.

          (a) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to each Rating Agency, and with the consent of the Majority Noteholders, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

               (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or proceeds of the sale of the pledged assets to payment of principal of or interest on the Notes or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

               (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

               (iii) reduce the percentage of the Note Balances, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this


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
     Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

               (iv) modify or alter the provisions of the second proviso to the definition of the term "Outstanding";

               (v) reduce the percentage of the Note Balances, the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Pledged Assets pursuant to Section 5.04 hereof;

               (vi) decrease the percentage of the Note Balances required to amend this Indenture or the other Basic Documents;

               (vii) permit the creation of any Lien ranking prior to or on a parity with the Lien created by this Indenture with respect to any part of the Pledged Assets or, except as otherwise permitted or contemplated herein, terminate the Lien created by this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the Lien created by this Indenture.

          (b) The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

          (c) It shall not be necessary for any Noteholders under this Section
10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Noteholders shall approve the substance thereof.

          (d) Promptly after the execution by the parties hereto of any supplemental indenture pursuant to this Section 10.02, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 10.03 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article X or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemented indenture will not have any material adverse tax consequences to the Trust, any Noteholder, Certificateholder or Residual Interest Holder. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise. No supplemental indenture shall affect in any material respects, the rights, duties, liabilities or


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
immunities of the Back-up Servicer, including in its capacity as successor Servicer, without its consent.

     SECTION 10.04 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the parties hereto and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture and the Notes affected thereby for any and all purposes.

     SECTION 10.05 CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article X shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

     SECTION 10.06 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article X may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE XI

                               REDEMPTION OF NOTES

     SECTION 11.01 REDEMPTION. In the event that the Servicer exercises its right to require disposition of the corpus of the Trust pursuant to Section
16.02 of the Trust Agreement, the Notes and Certificates are subject to redemption in whole, but not in part, on the Payment Date on which such repurchase occurs, for a purchase price equal to the Redemption Price; provided, however, that the Issuer has available funds sufficient to pay the Redemption Price. The Servicer or the Issuer shall furnish each Rating Agency notice of such redemption. If the Notes are to be redeemed pursuant to this Section 11.01, the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee and the Owner Trustee not later than ten (10) days prior to the Redemption Date and the Issuer shall deposit with the Indenture Trustee in the Collection Account the Redemption Price of the Notes and the Certificates will be paid in full to be redeemed whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with
Section 11.02 hereof to each Holder of the Notes and the Certificates.

     SECTION 11.02 FORM OF REDEMPTION NOTICE. Notice of redemption under Section
11.01 hereof shall be given by the Indenture Trustee by first-class mail, postage prepaid,


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
mailed not less than five days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register. In addition, the Administrator shall notify the Rating Agencies upon the redemption of any Class of Notes, pursuant to Section 2.06(b) hereof.

     All notices of redemption shall state:

               (i) the Redemption Date;

               (ii) the Note Redemption Price;

               (iii) CUSIP numbers; and

               (iv) the place where such Notes are to be surrendered for payment of the Note Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02 hereof).

     Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

     SECTION 11.03 NOTES PAYABLE ON REDEMPTION DATE. The Notes to be redeemed shall, following notice of redemption (if any) as required by Section 11.02 hereof, on the Redemption Date become due and payable at the Note Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XII

                                  MISCELLANEOUS

     SECTION 12.01 COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

          (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the Trust Indenture Act) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section and Trust Indenture Act Sections 314(c) and 314(d)
(1). Notwithstanding the foregoing, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.


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
     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          (b) (i) Prior to the deposit of any Pledged Assets or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property subject to the Lien created by this Indenture, the Issuer shall, in addition to any obligation imposed in Section 12.01(a) hereof or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of the signer thereof as to the fair value (within 90 days of such deposit) to the Issuer of the Pledged Assets or other property or securities to be so deposited.

               (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the named matters, if the fair value to the Issuer of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the Officer's Certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Balances, but such Officer's Certificate need not be furnished with respect to any property so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Balances.

               (iii) Whenever any property or securities are to be released from the Lien created by this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security created by this Indenture in contravention of the provisions hereof.


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
               (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien created by this Indenture since the commencement of the then current fiscal year, as set forth in the Officer's Certificate required by clause (iii) above and this clause (iv), equals 10% or more of the Note Balances, but such Officer's Certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Note Balances.

     SECTION 12.02 FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE.

          (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Transferor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Transferor or the Issuer, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     SECTION 12.03 ACTS OF NOTEHOLDERS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.03 hereof.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner that the Indenture Trustee deems sufficient.

          (c) The ownership of Notes shall be proved by the Note Register and the record date applicable to any solicitation for an Act of the Noteholders shall comply with Trust Indenture Act Section 316(c).

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind every Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     SECTION 12.04 NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUER AND RATING AGENCIES.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

               (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if in writing, personally delivered or sent by facsimile or electronic transmission and confirmed or mailed by overnight service, to or with the Indenture Trustee at its Corporate Trust Office; or

               (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing, personally delivered or sent by facsimile or electronic transmission and confirmed or mailed by overnight service, to the Issuer addressed to: Bay View 2005-LJ-2 Owner Trust in care of Wilmington Trust Company, as Owner Trustee, Plaza Building, 1st Floor, 301 West 11th Street, Wilmington, Delaware 19890-0001,
     Attention: Corporate Trust Administration or at any other address furnished in writing to the Indenture Trustee by the Issuer.

          (b) Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or sent by facsimile or electronic transmission and confirmed or mailed by overnight service (except as otherwise indicated below), to (i) in the case of Moody's, all notices via electronic delivery to ServicerReports@moodys.com, except for any information not available in electronic format then to the following address in accordance with the instructions set forth above:

               Moody's Investors Service, Inc.
               ABS Monitoring Department
               99 Church Street
               New York, New York 10007

and (ii) in the case of Standard & Poor's all notices via electronic delivery to Servicer_reports@sandp.com, except for any information not available in electronic format then to the following address in accordance with the instructions set forth above:

               Standard & Poor's Ratings Services
               55 Water Street (41st Floor)
               New York, New York 10041-0003
               Attention: ABS Surveillance Group

or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 12.05 NOTICES TO NOTEHOLDERS; WAIVER.

          (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

          (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

     SECTION 12.06 ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

     SECTION 12.07 CONFLICT WITH TRUST INDENTURE ACT.

          (a) If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          (b) The provisions of Trust Indenture Act Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     SECTION 12.08 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 12.09 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

     SECTION 12.10 SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 12.11 BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders and (only to the extent provided herein) the Certificateholders and the Residual Interest Holders and any other party secured hereunder, and any other Person with an ownership interest in any part of the Pledged Assets, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 12.12 LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     SECTION 12.13 GOVERNING LAW. This Indenture shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof, (except with regard to the UCC) and the obligations, rights, and remedies of the parties under this Indenture shall be determined in accordance with such laws.

     SECTION 12.14 COUNTERPARTS. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 12.15 RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     SECTION 12.16 TRUST OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     SECTION 12.17 NO PETITION. The parties hereto, by entering into this Indenture, and each Noteholder, by accepting a Note or a beneficial interest in a Note, hereby covenant and agree that they will not at any time institute against the Transferor or the Issuer, or join in any institution against the Transferor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents. Without limiting the generality of the foregoing, no such party shall cooperate with or encourage any other Person to take any of the actions that it would be prohibited from taking itself pursuant to this Section 12.17.

     SECTION 12.18 INSPECTION. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause their respective representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     SECTION 12.19 LIMITATION OF LIABILITY OF OWNER TRUSTEE. Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by the Owner Trustee not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall the Owner Trustee in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VIII, XIII and XV of the Trust Agreement.

     SECTION 12.20 NO LEGAL TITLE IN HOLDERS. No Holder of a Note shall have legal title to any part of the Trust Property. No transfer, by operation of law or otherwise, of any Note or other right, title and interest of any Holder of a
Note in and to the Trust Property or hereunder shall operate to terminate this Indenture or the trusts hereunder or entitle any successor or transferee of such Holder to an accounting or to the transfer to it of legal title to any part of the Trust Property.

     SECTION 12.21 SARBANES-OXLEY CERTIFICATIONS. The certifications required by the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission promulgated thereunder to be included in filings with respect to the Issuer pursuant to the Securities Exchange Act of 1934, as amended, shall be made by BVAC, so long as BVAC is the Servicer; if BVAC is no longer the Servicer, such certifications shall be made by the Transferor. If BVAC is no longer the Servicer, the successor Servicer shall provide to the Transferor all information as the Transferor may reasonably request in order to fulfill its obligations to make such certifications.

     SECTION 12.22 NOTES ARE TRUST OBLIGATIONS. Each or the parties hereto acknowledges, and each Noteholder by its acceptance of its interest in a Note agrees, that (i) the Notes are (x) obligations of the Trust and not obligations of Bay View Acceptance Corporation or Bay View Deposit Corporation and (y) do not constitute a claim against the Transferor should the cash flow from the Trust Assets be insufficient to repay the Notes in full, (ii) that neither it nor the Indenture Trustee will have any recourse with respect to any assets of the Transferor other the Trust Assets (collectively, the "Other Assets"), whether transferred by or through the Transferor in connection with another securitization or otherwise and (iii) if, notwithstanding the foregoing, the holder of any Note (in its capacity as such) were deemed to have an interest in any asset of the Transferor that comprises any of the Other Assets then such interest shall be subordinate to the interest of the holders of any notes or other obligations that were issued in connection with such Other Asset. This Agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered as of the day and year first above written.

                                        BAY VIEW 2005-LJ-2 OWNER TRUST

                                        By: Wilmington Trust Company
                                            not in its individual capacity but
                                            solely on behalf of the Issuer as
                                            Owner Trustee under the Trust
                                            Agreement


                                            By: /s/ James P. Lawler
                                                --------------------------------
                                            Name: James P. Lawler
                                            Title: Vice President


                                        JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By: /s/ Bill Marshall
                                            ------------------------------------
                                        Name: Bill Marshall
                                        Title: Vice President

                                   SCHEDULE A

                          FORM OF DEPOSITORY AGREEMENT

                                   EXHIBIT A-1

                            [FORM OF CLASS A-l NOTE]

PRINCIPAL IN RESPECT OF THIS CLASS A-l NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

     Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                         BAY VIEW 2005-LJ-2 OWNER TRUST

                  % CLASS A-l AUTOMOBILE RECEIVABLE BACKED NOTE

          Evidencing the indebtedness of the Bay View 2005-LJ-2 Owner Trust, a Delaware statutory trust, secured by the Pledged Assets, as defined below, including a pool of simple interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light-duty trucks, sport utility vehicles and vans.

          (This Note does not represent an interest in Bay View Deposit Corporation nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER                                                               $__________
                                                                 CUSIP 07262WAA5

     Bay View 2005-LJ-2 Owner Trust, a Delaware statutory trust, for value received, hereby promises to pay to the order of [__________] ("the Noteholder") or its registered assigns, the principal sum of [__________ dollars ($__________)], which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of July 1, 2005 (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before the July 2006 Payment Date. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer will pay interest on this Note at the Class A-1 Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

     This Note is secured by the Pledged Assets. The Pledged Assets consist of
(i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any proceeds from claims and other amounts relating to Insurance Policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle, (iv) any Liquidation Proceeds, (v) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable, (vi) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables,
(vii) all documents contained in the Receivable Files relating to the Receivables, (viii) all monies paid on the Receivables, and all monies due thereon after the Cut-off Date, (ix) the rights of the Transferor pursuant to the Purchase Agreement and the Trust Agreement and the rights of the Issuer pursuant to the Trust Agreement, including, without limitation, a direct right to cause BVAC to purchase Receivables from the Transferor upon the occurrence of a breach of any of the representations and warranties contained in Section 3.02 of the Purchase Agreement or the failure of BVAC to timely comply with its obligations pursuant to Section 5.06 of the Purchase Agreement and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables and such other property so transferred) of any of the foregoing. Pledged Assets shall also include (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account and the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Receivables), (b) the funds deposited in and financial assets credited to and from time to time on deposit in such accounts (to the extent such amounts and property in the Lock-Box account relate to the Receivables), and all Eligible Investments and other securities, instruments and other investments purchased from such funds.

     Under the Indenture, the Issuer will pay, on the twenty-fifth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing August 25, 2005, to the person in whose name this Note is registered on the Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

     Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.

     Unless the certificate of authentication hereon shall have been executed by a Responsible Officer of the Indenture Trustee, by manual or facsimile signature, this Note shall not entitle the holder hereof to any benefit under the Indenture or be valid for any purpose.

     This Note constitutes an obligation of the Issuer. The Note does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including Bay View Deposit Corporation or Bay View Acceptance Corporation. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class A-1 Notes, the Issuer has also issued Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes.

     The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

     This Note is transferable solely in accordance with Section 2.04 of the Indenture.

     The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Indenture, and such sale of the Receivables and other property may effect early retirement of the Note.

     Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: __________

                                        BAY VIEW 2005-LJ-2 OWNER TRUST

                                        By: Wilmington Trust Company,
                                            not in its individual capacity but
                                            solely as Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                          CERTIFICATE OF AUTHENTICATION

     This is the Note referred to in the within-mentioned Indenture.

JPMorgan Chase Bank, National Association, solely in its capacity as Indenture Trustee,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Dated: __________, 2005

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
__________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, __________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________


                                        Signature Guaranteed:
                                                              ------------------

                                        *

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-2

                            [FORM OF CLASS A-2 NOTE]

PRINCIPAL IN RESPECT OF THIS CLASS A-2 NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                         BAY VIEW 2005-LJ-2 OWNER TRUST

                  % CLASS A-2 AUTOMOBILE RECEIVABLE BACKED NOTE

          Evidencing the indebtedness of the Bay View 2005-LJ-2 Owner Trust, a Delaware statutory trust, secured by the Pledged Assets, as defined below, including a pool of simple interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light-duty trucks, sport utility vehicles and vans.

          (This Note does not represent an interest in Bay View Deposit Corporation nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER                                                               $__________
                                                                 CUSIP 07262WAB3

     Bay View 2005-LJ-2 Owner Trust, a Delaware statutory trust, for value received, hereby promises to pay to the order of [__________] ("the Noteholder") or its registered assigns, the principal sum of __________ dollars ($__________), which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of July 1, 2005 (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before the December 2008 Payment Date. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer will pay interest on this Note at the Class A-2 Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

     This Note is secured by the Pledged Assets. The Pledged Assets consist of
(i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any proceeds from claims and other amounts relating to Insurance Policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle, (iv) any Liquidation Proceeds, (v) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable, (vi) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables,
(vii) all documents contained in the Receivable Files relating to the Receivables, (viii) all monies paid on the Receivables, and all monies due thereon after the Cut-off Date, (ix) the rights of the Transferor pursuant to the Purchase Agreement and the Trust Agreement and the rights of the Issuer pursuant to the Trust Agreement, including, without limitation, a direct right to cause BVAC to purchase Receivables from the Transferor upon the occurrence of a breach of any of the representations and warranties contained in Section 3.02 of the Purchase Agreement or the failure of BVAC to timely comply with its obligations pursuant to Section 5.06 of the Purchase Agreement and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables and such other property so transferred) of any of the foregoing. Pledged Assets shall also include (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account and the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Receivables), (b) the funds deposited in and financial assets credited to and from time to time on deposit in such accounts (to the extent such amounts and property in the Lock-Box account relate to the Receivables), and all Eligible Investments and other securities, instruments and other investments purchased from such funds.

     Under the Indenture, the Issuer will pay, on the twenty-fifth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing August 25, 2005, to the person in whose name this Note is registered on the Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

     Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.

     Unless the certificate of authentication hereon shall have been executed by a Responsible Officer of the Indenture Trustee, by manual or facsimile signature, this Note shall not entitle the holder hereof to any benefit under the Indenture or be valid for any purpose.

     This Note constitutes an obligation of the Issuer. The Note does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including Bay View Deposit Corporation or Bay View Acceptance Corporation. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class A-2 Notes, the Issuer has also issued Class A-1 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes.

     The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

     This Note is transferable solely in accordance with Section 2.04 of the Indenture.

     The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Indenture, and such sale of the Receivables and other property may effect early retirement of the Note.

     Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: __________

                                        BAY VIEW 2005-LJ-2 OWNER TRUST

                                        By: Wilmington Trust Company,
                                            not in its individual capacity but
                                            solely as Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                          CERTIFICATE OF AUTHENTICATION

     This is the Note referred to in the within-mentioned Indenture.

JPMorgan Chase Bank, National Association, solely in its capacity as Indenture Trustee,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Dated: __________

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
__________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, __________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________


                                        Signature Guaranteed:
                                                              ------------------

                                        *

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-3

                            [FORM OF CLASS A-3 NOTE]

PRINCIPAL IN RESPECT OF THIS CLASS A-3 NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                         BAY VIEW 2005-LJ-2 OWNER TRUST

                  % CLASS A-3 AUTOMOBILE RECEIVABLE BACKED NOTE

          Evidencing the indebtedness of the Bay View 2005-LJ-2 Owner Trust, a Delaware statutory trust, secured by the Pledged Assets, as defined below, including a pool of simple interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light-duty trucks, sport utility vehicles and vans.

          (This Note does not represent an interest in Bay View Deposit Corporation nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER                                                               $__________
                                                                 CUSIP 07262WAC1

     Bay View 2005-LJ-2 Owner Trust, a Delaware statutory trust, for value received, hereby promises to pay to the order of [__________] ("the Noteholder") or its registered assigns, the principal sum of [__________ dollars ($__________)], which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of July 1, 2005 (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before the July 2010 Payment Date. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer will pay interest on this Note at the Class A-3 Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

     This Note is secured by the Pledged Assets. The Pledged Assets consist of
(i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any proceeds from claims and other amounts relating to Insurance Policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle, (iv) any Liquidation Proceeds, (v) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable, (vi) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables,
(vii) all documents contained in the Receivable Files relating to the Receivables, (viii) all monies paid on the Receivables, and all monies due thereon after the Cut-off Date, (ix) the rights of the Transferor pursuant to the Purchase Agreement and the Trust Agreement and the rights of the Issuer pursuant to the Trust Agreement, including, without limitation, a direct right to cause BVAC to purchase Receivables from the Transferor upon the occurrence of a breach of any of the representations and warranties contained in Section 3.02 of the Purchase Agreement or the failure of BVAC to timely comply with its obligations pursuant to Section 5.06 of the Purchase Agreement and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables and such other property so transferred) of any of the foregoing. Pledged Assets shall also include (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account and the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Receivables), (b) the funds deposited in and financial assets credited to and from time to time on deposit in such accounts (to the extent such amounts and property in the Lock-Box account relate to the Receivables), and all Eligible Investments and other securities, instruments and other investments purchased from such funds.

     Under the Indenture, the Issuer will pay, on the twenty-fifth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing August 25, 2005, to the person in whose name this Note is registered on the Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

     Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.

     Unless the certificate of authentication hereon shall have been executed by a Responsible Officer of the Indenture Trustee, by manual or facsimile signature, this Note shall not entitle the holder hereof to any benefit under the Indenture or be valid for any purpose.

     This Note constitutes an obligation of the Issuer. The Note does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including Bay View Deposit Corporation or Bay View Acceptance Corporation. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class A-3 Notes, the Issuer has also issued Class A-1 Notes, Class A-2 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes.

     The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

     This Note is transferable solely in accordance with Section 2.04 of the Indenture.

     The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Indenture, and such sale of the Receivables and other property may effect early retirement of the Note.

     Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: __________

                                        BAY VIEW 2005-LJ-2 OWNER TRUST

                                        By: Wilmington Trust Company,
                                            not in its individual capacity but
                                            solely as Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                          CERTIFICATE OF AUTHENTICATION

     This is the Note referred to in the within-mentioned Indenture.

JPMorgan Chase Bank, National Association, solely in its capacity as Indenture Trustee,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Dated: __________

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
__________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, __________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________


                                        Signature Guaranteed:
                                                              ------------------

                                        *

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-4

                            [FORM OF CLASS A-4 NOTE]

PRINCIPAL IN RESPECT OF THIS CLASS A-4 NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                         BAY VIEW 2005-LJ-2 OWNER TRUST

                  % CLASS A-4 AUTOMOBILE RECEIVABLE BACKED NOTE

          Evidencing the indebtedness of the Bay View 2005-LJ-2 Owner Trust, a Delaware statutory trust, secured by the Pledged Assets, as defined below, including a pool of simple interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light-duty trucks, sport utility vehicles and vans.

          (This Note does not represent an interest in Bay View Deposit Corporation nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER                                                               $__________
                                                                 CUSIP 07262WAD9

     Bay View 2005-LJ-2 Owner Trust, a Delaware statutory trust, for value received, hereby promises to pay to the order of [__________] ("the Noteholder") or its registered assigns, the principal sum of [__________] dollars ($__________), which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of July 1, 2005 (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before the February 2014 Payment Date. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer will pay interest on this Note at the Class A-4 Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

     This Note is secured by the Pledged Assets. The Pledged Assets consist of
(i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any proceeds from claims and other amounts relating to Insurance Policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle, (iv) any Liquidation Proceeds, (v) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable, (vi) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables,
(vii) all documents contained in the Receivable Files relating to the Receivables, (viii) all monies paid on the Receivables, and all monies due thereon after the Cut-off Date, (ix) the rights of the Transferor pursuant to the Purchase Agreement and the Trust Agreement and the rights of the Issuer pursuant to the Trust Agreement, including, without limitation, a direct right to cause BVAC to purchase Receivables from the Transferor upon the occurrence of a breach of any of the representations and warranties contained in Section 3.02 of the Purchase Agreement or the failure of BVAC to timely comply with its obligations pursuant to Section 5.06 of the Purchase Agreement and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables and such other property so transferred) of any of the foregoing. Pledged Assets shall also include (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account and the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Receivables), (b) the funds deposited in and financial assets credited to and from time to time on deposit in such accounts (to the extent such amounts and property in the Lock-Box account relate to the Receivables), and all Eligible Investments and other securities, instruments and other investments purchased from such funds.

     Under the Indenture, the Issuer will pay, on the twenty-fifth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing August 25, 2005, to the person in whose name this Note is registered on the Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

     Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.

     Unless the certificate of authentication hereon shall have been executed by a Responsible Officer of the Indenture Trustee, by manual or facsimile signature, this Note shall not entitle the holder hereof to any benefit under the Indenture or be valid for any purpose.

     This Note constitutes an obligation of the Issuer. The Note does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including Bay View Deposit Corporation or Bay View Acceptance Corporation. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class A-4 Notes, the Issuer has also issued Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes.

     The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

     This Note is transferable solely in accordance with Section 2.04 of the Indenture.

     The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Indenture, and such sale of the Receivables and other property may effect early retirement of the Note.

     Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: __________

                                        BAY VIEW 2005-LJ-2 OWNER TRUST

                                        By: Wilmington Trust Company,
                                            not in its individual capacity but
                                            solely as Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name
                                             -----------------------------------
                                        Title:
                                               ---------------------------------

                          CERTIFICATE OF AUTHENTICATION

          This is the Note referred to in the within-mentioned Indenture.

JPMorgan Chase Bank, National Association, solely in its capacity as Indenture Trustee,


                                        By:
                                            ------------------------------------
                                        Name
                                             -----------------------------------
                                        Title:
                                               ---------------------------------

Dated: __________, 2005

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
__________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, __________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________


                                        Signature Guaranteed:
                                                              ------------------

                                        *

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-5

                             [FORM OF CLASS B NOTE]

PRINCIPAL IN RESPECT OF THIS CLASS B NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

     Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                         BAY VIEW 2005-LJ-2 OWNER TRUST

                  % CLASS A-l AUTOMOBILE RECEIVABLE BACKED NOTE

          Evidencing the indebtedness of the Bay View 2005-LJ-2 Owner Trust, a Delaware statutory trust, secured by the Pledged Assets, as defined below, including a pool of simple interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light-duty trucks, sport utility vehicles and vans.

          (This Note does not represent an interest in Bay View Deposit Corporation nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER                                                               $__________
                                                                 CUSIP 07262WAE7

     Bay View 2005-LJ-2 Owner Trust, a Delaware statutory trust, for value received, hereby promises to pay to the order of [__________] ("the Noteholder") or its registered assigns, the principal sum of [__________ dollars ($__________)], which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of July 1, 2005 (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before the February 2014 Payment Date. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer will pay interest on this Note at the Class B Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

     This Note is secured by the Pledged Assets. The Pledged Assets consist of
(i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any proceeds from claims and other amounts relating to Insurance Policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle, (iv) any Liquidation Proceeds, (v) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable, (vi) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables,
(vii) all documents contained in the Receivable Files relating to the Receivables, (viii) all monies paid on the Receivables, and all monies due thereon after the Cut-off Date, (ix) the rights of the Transferor pursuant to the Purchase Agreement and the Trust Agreement and the rights of the Issuer pursuant to the Trust Agreement, including, without limitation, a direct right to cause BVAC to purchase Receivables from the Transferor upon the occurrence of a breach of any of the representations and warranties contained in Section 3.02 of the Purchase Agreement or the failure of BVAC to timely comply with its obligations pursuant to Section 5.06 of the Purchase Agreement and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables and such other property so transferred) of any of the foregoing. Pledged Assets shall also include (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account and the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Receivables), (b) the funds deposited in and financial assets credited to and from time to time on deposit in such accounts (to the extent such amounts and property in the Lock-Box account relate to the Receivables), and all Eligible Investments and other securities, instruments and other investments purchased from such funds.

     Under the Indenture, the Issuer will pay, on the twenty-fifth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing August 25, 2005, to the person in whose name this Note is registered on the Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

     Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.

     Unless the certificate of authentication hereon shall have been executed by a Responsible Officer of the Indenture Trustee, by manual or facsimile signature, this Note shall not entitle the holder hereof to any benefit under the Indenture or be valid for any purpose.

     This Note constitutes an obligation of the Issuer. The Note does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including Bay View Deposit Corporation or Bay View Acceptance Corporation. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class B Notes, the Issuer has also issued Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes.

     The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

     This Note is transferable solely in accordance with Section 2.04 of the Indenture.

     The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Indenture, and such sale of the Receivables and other property may effect early retirement of the Note.

     Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: __________

                                        BAY VIEW 2005-LJ-2 OWNER TRUST

                                        By: Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                          CERTIFICATE OF AUTHENTICATION

     This is the Note referred to in the within-mentioned Indenture.

JPMorgan Chase Bank, National Association, solely in its capacity as Indenture Trustee,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Dated: __________, 2005

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
__________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, __________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________


                                        Signature Guaranteed:
                                                              ------------------

                                        *

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-6

                             [FORM OF CLASS C NOTE]

PRINCIPAL IN RESPECT OF THIS CLASS C NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

     Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                         BAY VIEW 2005-LJ-2 OWNER TRUST

                  % CLASS A-l AUTOMOBILE RECEIVABLE BACKED NOTE

          Evidencing the indebtedness of the Bay View 2005-LJ-2 Owner Trust, a Delaware statutory trust, secured by the Pledged Assets, as defined below, including a pool of simple interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light-duty trucks, sport utility vehicles and vans.

          (This Note does not represent an interest in Bay View Deposit Corporation nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER                                                               $__________
                                                                 CUSIP 07262WAF4

     Bay View 2005-LJ-2 Owner Trust, a Delaware statutory trust, for value received, hereby promises to pay to the order of [__________] ("the Noteholder") or its registered assigns, the principal sum of [__________ dollars ($__________)], which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of July 1, 2005 (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before the February 2014 Payment Date. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer will pay interest on this Note at the Class C Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

     This Note is secured by the Pledged Assets. The Pledged Assets consist of
(i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any proceeds from claims and other amounts relating to Insurance Policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle, (iv) any Liquidation Proceeds, (v) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable, (vi) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables,
(vii) all documents contained in the Receivable Files relating to the Receivables, (viii) all monies paid on the Receivables, and all monies due thereon after the Cut-off Date, (ix) the rights of the Transferor pursuant to the Purchase Agreement and the Trust Agreement and the rights of the Issuer pursuant to the Trust Agreement, including, without limitation, a direct right to cause BVAC to purchase Receivables from the Transferor upon the occurrence of a breach of any of the representations and warranties contained in Section 3.02 of the Purchase Agreement or the failure of BVAC to timely comply with its obligations pursuant to Section 5.06 of the Purchase Agreement and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables and such other property so transferred) of any of the foregoing. Pledged Assets shall also include (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account and the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Receivables), (b) the funds deposited in and financial assets credited to and from time to time on deposit in such accounts (to the extent such amounts and property in the Lock-Box account relate to the Receivables), and all Eligible Investments and other securities, instruments and other investments purchased from such funds.

     Under the Indenture, the Issuer will pay, on the twenty-fifth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing August 25, 2005, to the person in whose name this Note is registered on the Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

     Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.

     Unless the certificate of authentication hereon shall have been executed by a Responsible Officer of the Indenture Trustee, by manual or facsimile signature, this Note shall not entitle the holder hereof to any benefit under the Indenture or be valid for any purpose.

     This Note constitutes an obligation of the Issuer. The Note does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including Bay View Deposit Corporation or Bay View Acceptance Corporation. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class C Notes, the Issuer has also issued Class A-1, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, and Class D Notes.

     The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

     This Note is transferable solely in accordance with Section 2.04 of the Indenture.

     The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Indenture, and such sale of the Receivables and other property may effect early retirement of the Note.

     Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: __________

                                        BAY VIEW 2005-LJ-2 OWNER TRUST

                                        By: Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                          CERTIFICATE OF AUTHENTICATION

     This is the Note referred to in the within-mentioned Indenture.

JPMorgan Chase Bank, National Association, solely in its capacity as Indenture Trustee,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Dated: __________, 2005

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
__________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, __________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________


                                        Signature Guaranteed:
                                                              ------------------

                                        *

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-7

                             [FORM OF CLASS D NOTE]

PRINCIPAL IN RESPECT OF THIS CLASS D NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

     Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                         BAY VIEW 2005-LJ-2 OWNER TRUST

                  % CLASS A-l AUTOMOBILE RECEIVABLE BACKED NOTE

          Evidencing the indebtedness of the Bay View 2005-LJ-2 Owner Trust, a Delaware statutory trust, secured by the Pledged Assets, as defined below, including a pool of simple interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light-duty trucks, sport utility vehicles and vans.

          (This Note does not represent an interest in Bay View Deposit Corporation nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER                                                               $__________
                                                                 CUSIP 07262WAG2

     Bay View 2005-LJ-2 Owner Trust, a Delaware statutory trust, for value received, hereby promises to pay to the order of [__________] ("the Noteholder") or its registered assigns, the principal sum of [__________ dollars ($__________)], which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of July 1, 2005 (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before the February 2014 Payment Date. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer will pay interest on this Note at the Class D Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

     This Note is secured by the Pledged Assets. The Pledged Assets consist of
(i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any proceeds from claims and other amounts relating to Insurance Policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle, (iv) any Liquidation Proceeds, (v) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable, (vi) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables,
(vii) all documents contained in the Receivable Files relating to the Receivables, (viii) all monies paid on the Receivables, and all monies due thereon after the Cut-off Date, (ix) the rights of the Transferor pursuant to the Purchase Agreement and the Trust Agreement and the rights of the Issuer pursuant to the Trust Agreement, including, without limitation, a direct right to cause BVAC to purchase Receivables from the Transferor upon the occurrence of a breach of any of the representations and warranties contained in Section 3.02 of the Purchase Agreement or the failure of BVAC to timely comply with its obligations pursuant to Section 5.06 of the Purchase Agreement and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables and such other property so transferred) of any of the foregoing. Pledged Assets shall also include (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account and the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Receivables), (b) the funds deposited in and financial assets credited to and from time to time on deposit in such accounts (to the extent such amounts and property in the Lock-Box account relate to the Receivables), and all Eligible Investments and other securities, instruments and other investments purchased from such funds.

     Under the Indenture, the Issuer will pay, on the twenty-fifth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing August 25, 2005, to the person in whose name this Note is registered on the Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

     Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.

     Unless the certificate of authentication hereon shall have been executed by a Responsible Officer of the Indenture Trustee, by manual or facsimile signature, this Note shall not entitle the holder hereof to any benefit under the Indenture or be valid for any purpose.

     This Note constitutes an obligation of the Issuer. The Note does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including Bay View Deposit Corporation or Bay View Acceptance Corporation. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class D Notes, the Issuer has also issued Class A-1, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes.

     The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

     This Note is transferable solely in accordance with Section 2.04 of the Indenture.

     The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Indenture, and such sale of the Receivables and other property may effect early retirement of the Note.

     Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: __________

                                        BAY VIEW 2005-LJ-2 OWNER TRUST

                                        By: Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                          CERTIFICATE OF AUTHENTICATION

     This is the Note referred to in the within-mentioned Indenture.

JPMorgan Chase Bank, National Association, solely in its capacity as Indenture Trustee,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Dated: __________, 2005

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:
________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------
(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, __________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________


                                        Signature Guaranteed:
                                                              ------------------

                                        *

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


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